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Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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/ /	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 24.14a-12
DAMARK INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 6, 2000

To Our Shareholders:

    The Board of Directors of DAMARK International, Inc.® joins me in extending to you a cordial invitation to attend our 2000 Annual Meeting of Shareholders. The meeting will be held in our corporate headquarters located at 7101 Winnetka Avenue North, Brooklyn Park, Minnesota 55428, at 10:30 a.m., Minneapolis Time, on Friday, December 29, 2000.

    In addition to voting on the matters described in the accompanying Proxy Statement, we will review Damark's business and discuss our direction for the coming year. There will also be an opportunity to discuss matters of interest to you as a shareholder.

    It is important that your shares be represented at the meeting whether or not you plan to attend in person. Therefore, please sign and return the enclosed proxy in the envelope provided. If you do attend the meeting and desire to vote in person, you may do so even though you have previously sent in a proxy.

    We hope that you will be able to attend the meeting and we look forward to seeing you.

                      Sincerely,

                      Mark A. Cohn
                       Chairman and Chief Executive Officer

Enclosures

DAMARK INTERNATIONAL, INC.®
7101 Winnetka Avenue North
Minneapolis, Minnesota 55428

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held on December 29, 2000

Damark International, Inc.
To Our Shareholders:

    The 2000 Annual Meeting of Shareholders of Damark International, Inc. will be held in our corporate headquarters located at 7101 Winnetka Avenue North, Brooklyn Park, Minnesota 55428, at 10:30 a.m., Minneapolis Time, on December 29, 2000 for the following purposes:

  1)
  To elect one director for a three-year term ending in the year 2003;

  2)
  To approve the Damark International, Inc. 2000 Stock Incentive Plan;

  3)
  To approve the ClickShip Direct, Inc. 2000 Stock Incentive Plan;

  4)
  To approve the amendment to the Restated Articles of Incorporation to change our corporate name to Provell, Inc., the name under which our membership services business is operated;

  5)
  To approve the issuance of shares of our Class A Common Stock for the payment of dividends on and the redemption price of the shares of Series D Preferred Stock that we issued on September 29, 2000;

  6)
  To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2000; and

  7)
  To transact such other business, if any, as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on November 30, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

    YOUR VOTE IS IMPORTANT.  PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING.

                      Stephen P. Letak
                       Secretary

Minneapolis, Minnesota
December 6, 2000

PROXY STATEMENT
OF
DAMARK INTERNATIONAL, INC.
7101 Winnetka Avenue North
Minneapolis, Minnesota 55428

Annual Meeting of Shareholders
December 29, 2000

PROXIES AND VOTING

    We are providing these proxy materials in connection with the solicitation by the Board of Directors of Damark International, Inc. of proxies to be used at Damark's Annual Meeting of Shareholders to be held on December 29, 2000 for the purposes set forth in the notice of the meeting. Each shareholder entitled to vote at the Annual Meeting who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to the Company in writing or in open meeting. Unless so revoked, the shares represented by each proxy will be voted at the Annual Meeting and at any adjournments thereof. Presence at the Annual Meeting of a shareholder who has signed a proxy does not alone revoke that proxy. This Proxy Statement and the accompanying proxy were first mailed to shareholders on or about December 7, 2000.

    Only shareholders of record as of the close of business on November 30, 2000 will be entitled to vote at the Annual Meeting. At the close of business on November 30, 2000, the Company had  shares of Class A Common Stock, $.01 par value (the "Common Stock"), outstanding. Holders of Common Stock of record at the close of business on this date, voting together as a single class, will be entitled to one vote per share on (1) election of one director, (2) approval of the Damark 2000 Stock Incentive Plan, (3) approval of the ClickShip Direct 2000 Stock Incentive Plan, (4) approval of the amendment to our Articles of Incorporation to change our corporate name to Provell, Inc., (5) approval of the issuance of our Common Stock in payment of dividends on and the redemption of our Series D Preferred Stock, (6) ratification of the appointment of the independent auditors for the fiscal year ending December 31, 2000, and (7) all other business to be transacted at the Annual Meeting.

    The affirmative vote, in person or by proxy, of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting, voting together as a single class, will be necessary for the adoption of proposals 1, 2, 3, 4, 5, 6 and 7 listed in the notice of the meeting. Broker non-votes are treated as not being present in person or by proxy at the Annual Meeting. Abstentions are treated as being present and, because the affirmative vote of a majority of the shares of Common Stock present is necessary for adoption of any proposal, the effect of an abstention is a vote against the proposal.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of November 3, 2000 by each shareholder known to the Company who then beneficially owned more than 5% of the outstanding shares of Common Stock, each director of the Company, each nominee for director, each executive officer named in the Compensation Table set forth later in this Proxy Statement and all executive officers and directors as a group. As of November 3, 2000, there were 5,852,269 shares of Common Stock outstanding.

Name and Address of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership		Percent of Ownership
Mark A. Cohn(2)	1,331,157	(3)	21.9%
SAFECO Asset Management Company(4)	1,076,300		18.4%
Dimensional Fund Advisors(5)	421,100		7.2%
Woodland Partners L.L.C(6)	407,100		7.0%
George S. Richards(2)	173,334	(7)	2.9%
Michael D. Moroz(2)	90,000	(8)	1.5%
Stephen P. Letak(2)	100,911	(9)	1.7%
Kim M. Mageau(2)	—	(10)	—%
Rodney C. Merry(2)	70,000	(11)	1.2%
Thomas A. Cusick(2)	64,858	(12)	1.1%
Stephen J. Hemsley(2)	80,000	(13)	1.3%
Ralph Strangis(2)	94,675	(14)	1.6%
All executive officers and directors as a group (9 Persons)	2,004,939	(15)	30.1%

(1)
Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable are deemed outstanding for computing the percentage of ownership for the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
The address of Messrs. Cohn, Moroz and Letak is 7101 Winnetka Avenue North, Minneapolis, Minnesota 55428. The address of Messrs. Richards and Merry and Ms. Mageau is 301 Carlson Parkway, Suite 201, Minnetonka, Minnesota 55305. The address of Mr. Cusick is 319 Barry Avenue South, Wayzata, Minnesota 55391. The address of Mr. Hemsley is 9900 Bren Road East, Minnetonka, Minnesota 55343. The address of Mr. Strangis is 5500 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402.

(3)
Includes 33,970 shares held in trust for the benefit of Mr. Cohn's children for which Mr. Cohn disclaims any beneficial ownership interest. Includes 66,667 shares of Common Stock, which can be purchased at $9.00 per share and 150,000 shares of Common Stock which can be purchased at $10.00 per share pursuant to vested options. Does not include 240,000 shares of Common Stock which can be purchased at $10.00 per share pursuant to options vesting equally in January 2002 and 2003.

(4)
The address of SAFECO Asset Management Company is 601 Union Street, Suite 2500, Seattle, Washington 98101. The information set forth herein is based on information filed with the Securities and Exchange Commission.

(5)
The address of Dimensional Fund Advisors is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. The information set forth herein is based on information filed with the Securities and Exchange Commission.

(6)
The address of Woodland Partners L.L.C. is South Sixth Street, Suite 3750, South Sixth Street, Suite 3750 Minneapolis, MN 55402. The information set forth herein is based information filed with the Securities and Exchange Commission.

(7)
Includes 40,000 shares of Common Stock which can be purchased at $6.50, 10,000 shares of Common Stock which can be purchased at $6.625, 60,000 shares of Common Stock which can be purchased at $7.50 per share, 33,334 shares which can be purchased at $8.25 per share, and 30,000 shares of Common Stock which can be purchased at $13.625 per share, each pursuant to vested options. Does not include 20,000 shares of Common Stock which can be purchased at $6.50 per share pursuant to options vesting in September 2001, 20,000 shares which can be purchased at $6.625 per share vesting 10,000 shares on June 16, 2001 and 10,000 shares on June 16, 2002, 16,666 shares of Common Stock which can be purchased at $8.25 per share pursuant to options vesting in June 2001, and 400,000 shares of Common Stock which can be purchased at $18.25 per share pursuant to options vesting equally in May 2001, 2002 and 2003.

(8)
Includes 3,000 shares of Common Stock which can be purchased at $5.00 per share, 20,000 shares of Common Stock which can be purchased at $5.875 per share, 7,500 shares of Common Stock which can be purchased at $7.75 per share, 29,500 shares of Common Stock which can be purchased at $13.625 per share and 30,000 shares of Common Stock which can be purchased at $14.50 per share, each pursuant to vested options.

(9)
Includes 50,000 shares of Common Stock, which can be purchased at $5.813 per share pursuant to vested options. Does not include 25,000 shares of Common Stock which can be purchased at $5.813 per share pursuant to options vesting in September 2001.

(10)
Does not include 50,000 shares of Common Stock which can be purchased at $17.25 per share pursuant to options vesting equally in July 2001, 2002 and 2003.

(11)
Includes 10,000 shares of Common Stock which can be purchased at $6.50 per share, 35,000 shares of Common Stock which can be purchased at $9.00 per share and 25,000 shares of Common Stock which can be purchased at $12.75 per share, each pursuant to vested options. Does not include 5,000 shares of Common Stock which can be purchased at $6.50 per share pursuant to options vesting in September 2001.

(12)
Include 60,000 shares of Common Stock which can be purchased at $7.75 per share pursuant to vested options and 4,858 common stock equivalents under the Damark Deferred Compensation Plan for Non-Employee Directors, as to which Mr. Cusick has no voting rights until distribution of the Common Stock upon termination of his serving as a director or a change in control.

(13)
Includes 40,000 shares of Common Stock which can be purchased at $5.781 per share and 40,000 shares of Common Stock, which can be purchased at $14.25 per share pursuant to vested options. Does not include 20,000 shares of Common Stock which can be purchased at $5.781 per share pursuant to options vesting in December 2001.

(14)
Includes 60,000 shares of Common Stock which can be purchased at $5.00 per share and 30,000 shares of Common Stock which can be purchased at $6.625 per share pursuant to vested options and 4,675 common stock equivalents under the Damark Deferred Compensation Plan for Non-Employee Directors, as to which Mr. Strangis has no voting rights until distribution of the Common Stock upon termination of his serving as a director or a change in control.

(15)
Includes an aggregate of 830,001 shares of Common Stock that are subject to options from the Company currently exercisable or which will be exercisable by January 3, 2001 by all executive officers and directors and includes an aggregate of 9,533 common stock equivalents under the Damark Deferred Compensation Plan for Non-Employee Directors.

Proposal No. 1
ELECTION OF DIRECTOR

Nominees for Election

    One director is to be elected at the Annual Meeting for a three-year term. The Restated Articles of Incorporation of the Company provide the number of directors are divided as equally as possible into three classes of directors. The Board of Directors proposes the following nominee for the three year term expiring at the Company's Annual Meeting of Shareholders in the year 2003 or until their successors are duly elected:

    George S. Richards—President and Chief Operating Officer of Damark

    Except where authority has been withheld by a shareholder, the enclosed proxy will be voted for the election of the one nominee to the Board of Directors. The Board of Directors unanimously recommends a vote FOR the proposal to elect the nominee as a director of the Company. In the event the above named nominee shall unexpectedly become unavailable before election, votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the Board of Directors.

Information Concerning Nominees and Directors

    Thomas A. Cusick (55) has been a director since May 1993. Mr. Cusick has been Chief Operating Officer of TCF Financial Corporation since January 1997 and Vice Chairman since January 1993. Prior thereto, he was President and Chief Operating Officer of TCF Financial Corporation since its formation in 1987. Mr. Cusick was also elected Chairman of TCF Bank, a federally chartered stock savings bank and a wholly-owned subsidiary of TCF Financial Corporation, in January 1997 and has served as Chief Executive Officer of TCF Bank since 1993. He served as Vice Chairman of TCF Bank from 1991 to January 1997 and prior thereto as Executive Vice President and the Director of Banking Services of TCF Bank. Currently, he serves as a director of TCF Financial Corporation and TCF Bank. Mr. Cusick was elected as a director of the Company at its Annual Meeting of Shareholders in 1999 for a term expiring at the Annual Meeting of Shareholders in 2002.

    Mark A. Cohn (43) has been a director since its inception in 1986. He is a founder of the Company and has been the Chief Executive Officer since 1986. Mr. Cohn was elected as a director of the Company at its Annual Meeting of Shareholders in 1998 for a term expiring at the Annual Meeting of Shareholders in 2001.

    Stephen J. Hemsley (48) has been a director since June 1997. Mr. Hemsley has been Senior Executive Vice President and Chief Operating Officer of United Healthcare Corporation since June 1997. Prior to Mr. Hemsley's appointment at United Healthcare, he served 23 years with Arthur Andersen LLP, his last position being Managing Partner, Strategy and Planning, and Chief Financial Officer for Arthur Andersen Worldwide. Mr. Hemsley was elected as a director of the Company at its Annual Meeting of Shareholders in 1998 for a term expiring at the Annual Meeting of Shareholders in 2001.

    George S. Richards (  ) has been President and Chief Operating Officer of Damark since September 1998. Mr. Richards was appointed to the Board of Directors in February 2000 for a term expiring at the next annual meeting of shareholders. Mr. Richards has served in various executive capacities of Damark since 1995.

    Ralph Strangis (64) has been a director of the Company since February 1991; he was elected lead director in May 1995. Mr. Strangis has been a member of the law firm of Kaplan, Strangis and Kaplan, P.A., counsel to the Company, for more than five years. Mr. Strangis is also a director of TCF Financial Corporation, the parent company of TCF Bank Minnesota, fsb ("TCF Bank"). Mr. Strangis was elected as a director of the Company at its Annual Meeting of Shareholders in 1998 for a term expiring at the Annual Meeting of Shareholders in 2001.

Meetings and Committees of the Board of Directors

    During 1999, the Board of Directors held four meetings and took three actions by unanimous written consent. Each director attended at least 75% of the meetings of the Board of Directors and any committee on which such director served.

    The Board of Directors has an Audit Committee and a Compensation Committee but does not have a Nominating Committee. The Audit Committee reviews with the Company's independent auditors the annual financial statements of the Company and the Company's internal controls and financial management practices. The Audit Committee also recommends the appointment of the independent auditors for the Company. Messrs. Cusick and Hemsley currently serve on the Audit Committee. The Audit Committee met two times during 1999. The Compensation Committee, among other matters, reviews the compensation arrangements for the officers of the Company and administers the Damark 1991 Stock Option Plan. Messrs. Cusick and Hemsley currently serve on the Compensation Committee. The Compensation Committee met one time during 1999 and took three actions by unanimous written consent.

Compensation Committee Interlocks and Insider Participation

    None of the two directors who serve on the Company's Compensation Committee (Messrs. Cusick and Hemsley) is or has been an executive officer of the Company.

Report of Audit Committee

    The Audit Committee has reviewed the Company's audited financial statements for the last fiscal year and discussed them with management.

    The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

    The Audit Committee, based on the review and discussion described above, has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year.

Board of Director Compensation

    Directors who are not employees of the Company (Messrs. Cusick, Hemsley and Strangis) receive an annual director fee of $10,000, plus a committee meeting fee of $1,000 per committee meeting which is held on a date other than a date of a Board of Directors meeting. Directors who are not employees or officers of the Company may participate, at their election, in the Company's Deferred Compensation Plan for Non-Employee Directors, pursuant to which director fees deferred by the director are converted into common stock equivalents distributable to the director as Common Stock upon termination of services or death of the director or in the event of a change in control. As indicated in the above Beneficial Ownership Table, the non-employee directors of the Company have certain stock options which were granted to them in connection with their election as directors and, in the case of Mr. Strangis, when he was elected the Lead Director. Non-employee director options were granted at fair market value on the date of grant and become exercisable in three equal installments on the anniversary date of the grant. As the Lead Director, Mr. Strangis has been elected by the non-employee directors to address on behalf of the Board of Directors various governance matters. On January 30, 1998, the Board of Directors adopted a Director Stock Purchase Plan pursuant to which the non-employee directors may purchase up to 50,000 shares of Common Stock of the Company at a price per share equal to the average last reported sale price for the

Company's Common Stock for the twenty trading days preceding the date of purchase. No shares have been purchased under this plan.

Certain Relationships and Related Transactions

    As of October 31, 2000, Mark A. Cohn, Chairman and Chief Executive Officer, owed Damark the principal amount of $855,291 under a loan made by Damark in January 1999. The loan bears interest at 1% over the prime interest rate announced from time to time by USBancorp and is due on January 4, 2001.

    Ralph Strangis, a director of the Company, is also a member of the law firm of Kaplan, Strangis and Kaplan, P.A. which provided legal services to the Company in 1999. The firm has also been retained by and will render legal services to the Company in 2000 and 2001.

Section 16(b) Reporting

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of the Company's outstanding Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and persons owning more than ten percent of the Company's outstanding Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. To the Company's knowledge and based solely on a review of the copies of such reports furnished to the Company during 1999 and until the date of this Proxy Statement, the Company's directors and executive officers and persons owning more than ten percent of the Company's outstanding Common Stock complied with all applicable Section 16(a) filing requirements, except for the failure of Mr. Letak to report an aggregate of 911 shares of Common Stock acquired under the Company's employee stock purchase plan.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

    The following table provides certain summary information concerning the compensation paid by the Company to the Company's Chief Executive Officer, each of the four other highest compensated executive officers of the Company (as determined as of the end of the Company's most recent fiscal year) for each of the fiscal years ended December 31, 1999, 1998 and 1997.

SUMMARY COMPENSATION TABLE

					Long Term Compensation
		Annual Compensation ($)
Name and Principal Position					Common Shares Underlying Options or SARs(3)
	Year	Salary	Bonus(1)	Other(2)			Other ($)(4)
Mark A. Cohn Chairman of the Board and Chief Executive Officer	1999 1998 1997	475,000 475,000 475,000	712,500 — —	— — —	— 400,000 100,000	(5) (5)	— —
George S. Richards President and Chief Operating Officer	1999 1998 1997	325,000 274,519 209,808	487,500 — —	— — —	30,000 110,000 30,000	(6) (6) (7)	1,440 1,440 45,947
Stephen P. Letak Executive Vice President and Chief Financial Officer	1999 1998 1997	250,000 73,077 —	337,500 25,000 —	— — —	— 75,000 —	(8)	695 — —
Rodney C. Merry Chief Information Officer Senior Vice President	1999 1998 1997	200,000 183,096 155,000	270,000 — —	— — —	15,000 —	(9)	1,440 1,440 3,081
Michael D. Moroz Senior Vice President Marketing Services	1999 1998 1997	250,000 250,000 209,808	337,500 25,000 —	— — —	— 29,500 —	(10)	1,440 1,440 1,440

(1)
Reflects bonus earned during the fiscal year indicated although all or a portion of the bonus may have been paid during the next fiscal year. No bonuses were earned by the Company's executive officers in 1997 or 1998 except for an employment bonus paid to Mr. Letak in 1998 and a bonus paid to Mr. Moroz in 1998.

(2)
Other annual compensation consists of living allowances, automobile allowances, and related reimbursements. Pursuant to the rules of the Securities and Exchange Commission (the "SEC"), personal benefits are not shown if the aggregate amount is not larger than the lesser of 10% of total annual salary and bonus or $50,000.

(3)
The Company has not made any grants of restricted stock or stock appreciation rights ("SARs") to any of the executive officers named in the Summary Compensation Table.

(4)
Amounts represent the Company's matching contribution for each respective executive's individual contribution to the Company's 401(k) Plan except for Mr. Richards whose amounts for 1997 also include a loan forgiveness.

(5)
In December 1997, Mr. Cohn received an option to purchase 100,000 shares of Damark common stock at $9.00 per share, vesting on equal installments in December 1997, 1998, and 1999. On January 30, 1998, contemporaneously with an assignment by Mr. Cohn to Damark of his right to purchase 456,658 shares of Damark common stock at $9.15 per share, Mr. Cohn was granted a non-

  statutory option to purchase 400,000 shares of Damark common stock at $10.00 per share, vesting in equal installments in January 1999, 2000, 2001, 2002 and 2003.

(6)
In August 1999, Mr. Richards received an option to purchase 30,000 shares of Common Stock at $6.625 per share vesting in equal installments in June 2000, 2001 and 2002. In June 1998, Mr. Richards received an option to purchase 50,000 shares of Common Stock at $8.25 per share vesting in equal installments in June 1999, 2000 and 2001. In connection with his promotion to President and Chief Operating Officer in September 1998, Mr. Richards was granted an option to purchase 60,000 shares of Common Stock at $6.50 per share vesting in equal installments in September 1999, 2000 and 2001.

(7)
The exercise price of the options is $13.625 per share; the options vest in equal installments in October 1998, 1999 and 2000.

(8)
In connection with commencement of his employment with the Company in September 1998, Mr. Letak received an option to purchase 75,000 shares of Damark common stock at $5.813 per share vesting in equal installments in September 1999, 2000, and 2001.

(9)
In connection with his promotion to Chief Information Officer in September 1998, Mr. Merry was granted an option to purchase 15,000 shares of Common Stock at $6.50 per share vesting in equal installments in September 1999, 2000 and 2001.

(10)
The exercise price of the options is $13.625 per share, vesting in equal installments in October 1998, 1999, and 2000.

    The Company has not made any restricted stock grants to any of the executive officers named in the Summary Compensation Table.

Option Grants During Fiscal Year Ended December 31, 1999

    The following table summarizes information relating to options granted during the fiscal year ended December 31, 1999 to the executive officers named in the Summary Compensation Table above.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

		Percent of Total Options and SARs to be Granted to Employees in Fiscal Year
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Common Shares Underlying Options and SARs to be Granted
			Exercise or Base Price per Share
				Expiration Date
Name					5%	10%
Mark A. Cohn	—	—	—	—	—	—
George S. Richards	30,000	14.9%	$6.625	August 2009	$323,743	$515,500
Stephen P. Letak	—	—	—	—	—	—
Michael D. Moroz	—	—	—	—	—	—
Rodney C. Merry	—	—	—	—	—	—

    All of the above option grants vest in equal installments on the first three anniversaries of the date of grant, subject to continued employment with the Company.

Option Exercises and Year-End Value Table

    The following table summarizes information relating to options exercised in 1999 and unexercised stock options as of December 31, 1999 of the executive officers named in the Summary Compensation Table above. There were no stock appreciation rights (SARs) outstanding at December 31,1999.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/SAR VALUES

			Number of Securities Underlying Unexercised Options/SARs at December 31, 1999		Value of Unexerciesed In the Money Options/SARs at December 31, 1999($)(1)
	Shares Acquired upon Exercise (#)
		Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Mark A. Cohn	—	—	180,000	320,000	1,135,000	1,840,000
George S. Richards	—	—	116,000	113,334	847,495	915,005
Stephen P. Letak	—	—	25,000	50,000	248,425	496,850
Michael D. Moroz	—	—	65,000	10,000	357,500	92,500
Rodney C. Merry	—	—	81,166	9,834	369,040	20,897

(1)
The dollar amount represents the positive spread between the exercise price of options and the year-end price per share. The price per share of the Company's Common Stock on the Nasdaq National Market tier of The Nasdaq Stock Market on December 31, 1999, the last trading day of the year, was $15.75 per share.

Employment Contracts, Severance and Change in Control Arrangements

    The Company has entered into an employment agreement, as amended, with Mark A. Cohn in connection with Mr. Cohn's employment as Chairman and Chief Executive Officer of the Company which provides that Mr. Cohn's employment may not be terminated by the Company before December 31, 2002 other than for cause; in addition, the employment term automatically extends for one year on each January 1, unless notice of non-extension is given. Mr. Cohn's minimum annual base salary during the term of the employment agreement is $475,000 and Mr. Cohn is eligible to receive incentive compensation under the Company's management incentive plan. Mr. Cohn's employment agreement provides for the payment of severance benefits in the event of termination of employment under certain circumstances. Prior to a change in control (as defined) or following 24 months after a change in control, in the event of a termination of Mr. Cohn's employment by the Company without cause (as defined) or by Mr. Cohn with good reason (as defined), Mr. Cohn is entitled to receive his base salary for 36 months, a bonus based on the average of the last two years' bonus, continued participation in the Company's benefit plans for the balance of the term of the employment agreement and outplacement services. In the event of a termination of Mr. Cohn's employment prior to a change in control by the Company for cause or by Mr. Cohn's voluntary resignation, Mr. Cohn's compensation and benefits shall be as determined in the Company's applicable benefit plans and policies, except that in the event of voluntary resignation by Mr. Cohn, he shall be entitled to receive a pro rata portion of the bonus for the year of resignation. Within 24 months after a change in control, if Mr. Cohn's employment is terminated by the Company without cause or by Mr. Cohn with good reason (including termination by Mr. Cohn regardless of reason within the 60-day period immediately following the first anniversary of a change in control and including death or disability within one year after a change in control), Mr. Cohn is entitled to receive a lump sum payment equal to three times his annual salary, a bonus based on the average of the last two years' bonus plus a pro rata portion of the bonus for the year of termination, continued participation in the Company's benefits plans for three years, outplacement services, a lump sum payment of the value of forfeited stock incentives, a lump sum payment for the unvested portion of all other deferred benefits and a full gross-up payment for excise taxes. Following a change in control, if Mr. Cohn's employment is terminated by the Company with cause or by Mr. Cohn without good reason, Mr. Cohn's compensation and benefits shall be as determined under the Company's applicable benefit plans and policies. Under the employment agreement, Mr. Cohn has agreed not to compete with the Company during the term of his employment and, in the event he voluntarily resigns or the Company terminates his employment for cause, for a period of the longer of one year after such termination or the balance of the term of the employment agreement. In the event of a change in control, Mr. Cohn has agreed not to compete with the Company for a period of one year regardless of the reason for termination. In addition, Mr. Cohn has made certain nonsolicitation and nondisparagement agreements for a three-year period following termination prior to a change in control and for a one-year period following termination after a change in control.

    The Company and Mr. Cohn have entered into an agreement providing Mr. Cohn's estate the right to require the Company to repurchase all or a portion of Mr. Cohn's shares of Common Stock in the event of his death based on and at the then current market price, up to an aggregate amount of $5,000,000. The Company carries insurance on Mr. Cohn's life in excess of its obligation under this repurchase agreement. The agreement also provides that Mr. Cohn's shares after his death are subject to a right of first refusal in favor of the Company before any transfer can be made of such shares except for transfers to a family member or trust for the benefit of a family member, a registered public offering, or any sale made pursuant to Rule 144. In addition, the agreement provides Mr. Cohn with piggyback registration rights so long as he owns more than 250,000 shares of the Company's Common Stock. The agreement terminates if the number of shares beneficially owned by Mr. Cohn is less than 5% of the outstanding shares of Common Stock.

    The Company has entered into severance, confidentiality and noncompete agreements with Messrs. Letak and Merry, executive officers of the Company. Prior to a change in control (as defined), in the event of a termination of the executive's employment by the Company without cause (as defined) or by voluntary resignation of the executive, the executive is entitled to receive his base salary for 24 months, a pro rata bonus for the year of termination if the executive terminates on or after July 1 in any year, continued participation in the Company's benefit plans for 24 months and outplacement services, provided that if the executive voluntarily resigns the Company has the option to waive the noncompete covenants of the agreement and pay no severance benefits, modify the term of the noncompete covenants to one year and pay 50% of the severance benefits or pay all severance benefits and receive a two-year noncompete covenant. In the event of termination of the executive's employment for cause prior to a change in control by the Company, the executive's compensation and benefits shall be as determined under the Company's applicable benefit plans and policies.

    In addition, the Company has entered into change in control, confidentiality and noncompete agreements with Messrs. Letak, Merry and Moroz and Ms. Mageau, executive officers of the Company. Within 24 months following a change in control, if the executive is terminated by the Company without cause or by the executive with good reason (including termination by the executive regardless of reason within the 60-day period immediately following the first anniversary of the change in control and including death or disability within one year after a change in control), the executive is entitled to receive a lump sum payment equal to two times his or her annual salary, a bonus equal to the greater of the average of the bonuses for the last three years and the target bonus for the current year assuming 100% payout, plus the target bonus for the current year assuming 100% payout pro-rated for the portion of the year prior to termination, continued participation in the Company's benefits plans for two years, outplacement services, a lump sum payment for the value of forfeited stock incentives, a lump sum payment for the unvested portion of all other deferred benefits and a full gross-up payment for excise taxes. Following a change in control, if the executive's employment is terminated by the Company with cause or by the executive without good reason (other than as described above), the executive's compensation and benefits shall be as determined under the Company's applicable benefits plans and policies. In the event of a change of control the executives have agreed not to compete with the Company for a period of one year regardless of the reason for termination. In addition, the executives have made certain nonsolicitation and nondisparagement agreements for a three-year period following termination prior to a change in control and for a one-year period following termination after a change in control.

    All options granted under the Company's 1991 Stock Option Plan (the "Option Plan") and the options granted to Mr. Cohn in 1998 vest immediately in the event of a change in control. None of the obligations of the Company under any employment, severance or change in control agreement are funded obligations.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company's Compensation Committee (the "Committee") is currently composed of the following two directors who are not executive officers of the Company: Thomas A. Cusick and Stephen J. Hemsley. The Committee is authorized to review compensation arrangements for the executive officers of the Company and to administer the Company's Option Plan including the award of option grants under the Option Plan. In determining compensation for executive officers, the Committee considers base salary, bonus and stock incentives in constructing a total compensation package that will provide base salary at a level consistent with comparable companies and reflect normal average percentage increases, bonuses for achieving performance results that are expected to enhance the value of the Company's Common Stock and stock incentives which encourage retention of executive officers and provide them with long-term rewards which are consistent with the interests of the Company's shareholders.

Base Salary

    The following general factors are taken into consideration in determining annual base salaries for the executive officers: (i) recommendations from the Chairman of the Board and Chief Executive Officer, and (ii) the level of compensation required to attract new executive officers to the Company. No specific weighting is assigned by the Company.

    The Committee intends that base salaries of the executive officers be set on a basis that is competitive with other growth companies comparable to the businesses of the Company in terms of expected annual revenues. The Committee believes that base salary levels are competitive if they approximate the level of average base salaries for comparable companies. For 1999, the base salary of Mr. Richards was increased approximately $50,000 to reflect the additional duties he has assumed as the chief operating officer in September of 1998. In connection with the employment of Mr. Letak in September 1998, the Committee established his base salary at $200,000 and subsequently increased his base salary to $250,000. In 1999, the base salary of Mr. Merry was increased approximately $25,000 to recognize his appointment to Senior Vice President and Chief Information Officer. The Committee believes that the established levels of compensation for these executive officers met the overall objectives established by the Committee and were within the compensation range based on the responsibilities of the executive officers.

Incentive Compensation

    In January 1999, the Committee adopted an incentive plan to provide a bonus pool for eligible employees, including executive officers, based on achievement of established performance levels targeting pre-tax income for the year ended December 31, 1999. Based on achievement of the 1999 performance target, the executive officers received incentive compensation detailed in the Summary Compensation Table. In April 2000, the Committee adopted an incentive plan to provide a bonus pool for eligible employees, including Messrs. Richards and Merry, of the Company's membership business based on achievement of established performance levels targeting membership services pre-tax income for the year ended December 31, 2000. To the extent actual performance in 2000 exceeded the established performance target, the incentive compensation would be increased based on a formula related to the amount by which actual performance exceeded the established performance target, but in no event would the incentive compensation exceed the following percentage of annual base salary: 150% for the Chief Executive Officer and the President, 135% for each Senior Vice President and 120% for each Vice President. The Committee retains the discretion to modify the income target to take into account special factors that may affect 2000 performance and extraordinary circumstances, as the Committee deems appropriate. Because ClickShip Direct, the Company's order fulfillment and customer care subsidiary, was in a start-up mode, the Committee established three strategic performance goals for executives of ClickShip Direct (Messrs. Cohn, Letak and Moroz): acquire new business quickly, deliver on certain mission-critical information technology targets, and deliver operational excellence to clients. However, no specific awards have been made for the executives of ClickShip Direct.

Stock Incentives

    The Compensation Committee believes that stock options are an integral part of the compensation package of the Company's executive officers. By granting options at current market prices and providing for vesting of the options over a period of years, the Committee believes that stock options can be used to attract new executive officers, to retain their services and to align directly the interests of the executive officers and shareholders in the long-term performance of the Company and the appreciation of its Common Stock. The Committee has granted options to attract new executive officers as it did for Mr. Richards in 1995, Mr. Merry in 1996 and Mr. Letak in 1998. The Committee also grants additional stock options to executive officers when they are promoted or assume significantly increased responsibilities, or to recognize significant contributions to the Company. During 1999, the Committee granted Mr. Richards an option on 30,000 shares at $6.625, the then market price, that vests in three equal annual installments in June 2000, 2001 and 2002.

Chief Executive Officer Compensation

    Mark A. Cohn is a founder of the Company and has been the Chief Executive Officer of the Company since its inception in 1986. In recognition of Mr. Cohn's importance to the Company as well as his knowledge of the operations and business of the Company, the Committee approved an employment agreement with Mr. Cohn in August 1992, which was subsequently amended and extended in July 1995 and restated in January 1998. See "Employment Contracts, Severance and Change in Control Arrangements." The employment agreement provides that Mr. Cohn will be employed as Chairman and Chief Executive Officer for a rolling term of three years. Under the agreement, Mr. Cohn's minimum annual base salary is $475,000 per annum, the level established for 1997. Mr. Cohn received a bonus of $712,500 under the 1999 management incentive plan described above. Since Mr. Cohn serves as the Chief Executive Officer of ClickShip Direct, he was not included in the Company's 2000 management incentive plan described above, but the Committee will consider a bonus for Mr. Cohn based on his individual performance and the performance of ClickShip Direct for the fiscal year ended December 31, 2000.

Other Information

    In 1993, Section 162(m) of the Internal Revenue Code was adopted which, beginning in 1994, imposes an annual deduction limitation of $1.0 million on the compensation of certain executive officers of publicly held companies. The Committee does not believe that the Section 162(m) limitation will materially affect the Company in the near future based on the level of the compensation of the executive officers and, if the limitation would otherwise apply, the Committee could consider alternatives, including deferral of a portion of the incentive compensation, if the amount in excess of the $1.0 million annual deduction limitation is material.

Thomas A. Cusick Compensation Committee	Stephen J. Hemsley Compensation Committee

COMPARATIVE STOCK PERFORMANCE

    The graph below compares the cumulative total shareholder return on the Common Stock of the Company for the period beginning December 31, 1994 on a five year annual basis until December 31, 1999 with the cumulative total return of the Nasdaq Stock Market Total U.S. Return Index (the "Nasdaq (U.S.) Index") and the cumulative total return of the Company's peer group index (the "Peer Group Index") constructed by the Company as describe more fully below, over the same period, assuming an initial investment of $100 on December 31, 1994.

    The following table reflects the value of a $100 investment made on December 31, 1994 as shown in the above graph as of December 31:

	1995	1996	1997	1998	1999
DAMARK	$90.91	$115.15	$118.18	$98.48	$190.91
Russell 2000 Index	128.44	149.62	183.08	178.42	216.35
Peer Group Index	146.75	160.19	219.49	147.26	190.20

    The Peer Group includes companies focusing on membership services activities including Cendant Corp., Memberworks, Inc, Metris Companies, Inc. Fingerhut Companies, Inc. as well as companies focused on direct to consumer merchandise sales with similar customers as Damark, including Acxiom Corp., Creative Computers, Inc. and Sharper Image, Corp.

Proposal No. 2
APPROVAL OF DAMARK INTERNATIONAL, INC. 2000 STOCK INCENTIVE PLAN

    Options under the Company's 1991 Stock Option Plan cannot be granted after March 20, 2001, the tenth anniversary of the adoption of the 1991 Plan. On November 20, 2000, the Board of Directors has approved, subject to shareholder approval, the Damark International, Inc. 2000 Stock Incentive Plan (the "2000 Plan"). Since options under the 1991 Plan will not be able to be granted after March 20, 2001, the Board of Directors determined that a new stock incentive plan should be implemented to provide stock incentives to key employees and to prospective new employees and consultants to retain and attract employees and consultants who will contribute to the Company's success and enhance shareholder value. A copy of the 2000 Plan is attached as Exhibit A to this Proxy Statement. The following summary of the 2000 Plan is qualified by reference to the attached text of the 2000 Plan.

    The 2000 Plan provides for the granting of stock options to key employees of the Company and its subsidiaries. An aggregate of 1,500,000 shares of the Company's Common Stock is reserved for issuance upon exercise of options granted under the 2000 Plan, as amended. No options may be granted under the 2000 Plan after November 19, 2010.

Administration

    A committee appointed by the Board of Directors or, if no committee is appointed, the entire Board of Directors administers the 2000 Plan. The Board of Directors has appointed the Compensation Committee (the "Committee") to be responsible for the administration of the 2000 Plan. The Committee is intended to be constituted of non-employee, outside directors so as to permit the 2000 Plan to comply with Rule 16b-3 promulgated by the SEC and Section 162(m) of the Internal Revenue Code. The Committee has general authority and discretion to determine the employees to whom and the time or times at which options may be granted, and the number of shares to be subject to each option. In addition, the Committee may prescribe the terms applicable to each grant of an option. The Committee is currently comprised of the following two directors: Messrs. Cusick and Hemsley.

    The Committee does not intend to grant options under the 2000 Plan until after ClickShip Direct has been spun off to the Company's shareholders or another strategic alternative for ClickShip Direct has been accomplished.

Terms and Conditions of Options

    Either incentive stock options ("ISOs") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options may be granted under the 2000 Plan. Options may be granted only to key employees and consultants of the Company and its subsidiaries who contributed, and are expected to contribute, materially to the success of the Company and its subsidiaries.

    The purchase price of shares of Common Stock subject to options granted under the 2000 Plan is determined by the Committee, but shall not be less than 100% of the fair market value of the Company's Common Stock on the date the option is granted for ISOs and not less than 85% of the fair market value on the date the option is granted for non-statutory options. An option granted under the 2000 Plan shall vest at such rate and upon such conditions as the Committee shall determine at the time the option is granted. The 2000 Plan provides that all options will accelerate upon retirement after the normal retirement date, death or disability of an optionee and immediately before a change of control (as defined) occurs. A change of control will occur if (1) any person other than Mark Cohn, the Company's founder, Chairman and Chief Executive Officer, acquires more than 35% of the voting power of the Company's securities, (2) there is a merger, consolidation or other reorganization of the Company and the shares of the Company's Common Stock held by shareholders of the Company immediately before the transaction represent less than 50% of the voting power of the shares of the entity resulting from the transaction, or (3) the Company sells all or substantially all of its assets. The distribution of ClickShip Direct to its shareholders or the disposition of ClickShip Direct will not be considered a change of control.

    No option granted under the 2000 Plan is transferable by the optionee during his lifetime. An option may be exercised only while the optionee is an employee of or consultant to the Company or any of its subsidiaries or, in the event of a termination of employment other than by death or disability, within thirty (30) days after termination of employment (but not later than the expiration of the term of the option). Upon the death or disability of an optionee, the optionee or his legal or personal representative or beneficiaries may exercise an option to the extent exercisable by the optionee within one year after the optionee's death or disability (but not later than the expiration of the term of the option). In the event any option expires or is cancelled, surrendered or terminated without being exercised, the shares subject to such option (or the unexercised portion thereof) will again be available for options under the 2000 Plan.

Payment

    Payment for shares of Common Stock purchased upon the exercise of an option under the 2000 Plan and of all taxes that the Company is required to withhold in connection with the exercise of an option must be made in full at the time the option is exercised. The Committee may, at its discretion, permit shares of the Company's Common Stock to be tendered in payment of the exercise price, permit payment to be made by the optionee's broker from the sale or loan proceeds for such shares or any other securities the optionee may have in his account with the broker, or permit payment under the terms of a promissory note as the Committee may determine.

Surrender and Cancellation of Options

    The Committee is authorized to permit the surrender and cancellation of a previously granted option under the 2000 Plan and the grant of a replacement option. The previously granted option surrendered and cancelled may be exercisable at prices substantially higher than the exercise price of the shares of Common Stock on the date the replacement option is granted.

Amendment

    The 2000 Plan may be amended by the Board of Directors, except that without the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present and entitled to vote at a meeting at which a quorum is present, the Board of Directors may not amend the 2000 Plan (a) to increase the aggregate number of shares of Common Stock which may be issued and sold under the 2000 Plan (except such number of shares may be adjusted in the event of a recapitalization, stock dividend or similar event), (b) to decrease the minimum exercise price at which options may be granted under the 2000 Plan, (c) to extend the period during which the options may be granted or (d) to change the requirements as to the class of employees eligible to receive options.

Tax Consequences

    Incentive Stock Options.  Under the present federal tax regulations, there will be no federal income tax consequences to either the Company or the optionee upon the grant of an ISO, nor will an optionee's exercise of an ISO result in federal income tax consequences to the Company. Although an optionee will not realize ordinary income upon his exercise of an ISO, the excess of the fair market value of the shares of Common Stock acquired at the time of exercise over the exercise price will constitute an "item of tax preference"' within the meaning of Section 57 of the Code and, thus, may result in the imposition of the "alternative minimum tax" pursuant to Section 55 of the Code on the optionee. If an optionee does not dispose of shares of Common Stock acquired through the exercise of an ISO within two (2) years from the date of grant and within one (1) year of the exercise of the ISO, any gain realized upon a subsequent disposition of such shares will constitute long-term capital gain to the optionee. If an optionee disposes of such shares within two (2) years from the date of grant or within one (1) year of the date of exercise of the ISO, an amount equal to the lesser of (i) the excess of the fair market value of such shares on the date of exercise over the exercise price, or (ii) the actual gain realized upon such disposition will constitute ordinary income to the optionee in the year of disposition. Any additional gain upon such disposition will be taxed as short-term capital gain. The Company will receive a deduction in an amount equal to the amount constituting ordinary income to the optionee.

    Non-Statutory Options.  Under the present federal income tax regulations, there will be no federal income tax consequences to either the Company or the optionee upon the grant of a nonstatutory option. However, the optionee will realize ordinary income upon the exercise of a nonstatutory option in an amount equal to the excess of the fair market value of the shares of Common Stock acquired upon exercise of such option over the exercise price, and the Company will receive a corresponding tax deduction. With respect to officers who are subject to Section 16(b) of the Securities and Exchange Act of 1934, the

realization of income (and the Company's corresponding deduction) will be delayed until six (6) months following such exercise. The gain, if any, realized upon a subsequent disposition of such shares will constitute short-term or long-term capital gain, depending upon the optionee's holding period.

Non-Employee Director Options

    The 2000 Plan also provides for an automatic grant of an option on 50,000 shares of Common Stock to each new member of the Company's Board of Directors who has not been an employee of the Company upon his or her election to the Board of Directors. The exercise price of the non-employee director options is the fair market value of the Common Stock on the date of grant. The non-employee director options vest in three equal annual installments commencing on the first anniversary of the date of grant and vesting is accelerated upon a change of control or the death or disability of the non-employee director. The non-employee director options may be exercised within one year after the non-employee director ceases to be a member of the Company's Board of Directors or ten years after the date of grant, whichever sooner occurs. The maximum number of shares of Common Stock that can be issued for non-employee director options is 250,000 shares. None of the current non-employee directors of the Company (Messrs. Cusick, Hemsley and Strangis) are eligible to receive the non-employee director options under the 2000 Plan. If the spinoff of ClickShip Direct to the Company's shareholders occurs, it is anticipated that Messrs. Cusick, Hemsley and Strangis will become the non-employee directors of ClickShip Direct and other non-employees will be elected to the Company's Board of Directors. The prospective new non-employee directors of the Company have not yet been determined.

Outstanding Options

    No options have been granted under the 2000 Plan. The Committee does not currently intend to grant options under the 2000 Plan until ClickShip Direct has been distributed to the Company's shareholders or another strategic alternative for ClickShip Direct has been accomplished.

Recommendation of Board of Directors

    The Board of Directors unanimously recommends a vote FOR adoption of the 2000 Plan.

Proposal No. 3
APPROVAL OF CLICKSHIP DIRECT, INC. 2000 STOCK INCENTIVE PLAN

    In connection with the possible spinoff of ClickShip Direct, the Company's order fulfillment and customer care subsidiary, to Damark shareholders, the Board of Directors of ClickShip Direct has approved, subject to shareholder approval, the ClickShip Direct, Inc. 2000 Stock Incentive Plan (the "ClickShip Plan"). Options under the ClickShip Plan will not be granted unless and until the spinoff of ClickShip Direct has been accomplished. Because of tax law and securities law requirements that the ClickShip Plan be approved by shareholders, the Company is presenting the ClickShip Plan for approval by the Company's shareholders. The ClickShip Direct Board of Directors has determined that a stock incentive plan should be implemented to provide stock incentives to key employees and to prospective new employees to retain and attract employees who will contribute to the success of ClickShip Direct after the spinoff has been consummated and enhance shareholder value of ClickShip Direct. In addition, the ClickShip Plan provides for a one-time grant to non-employee directors of ClickShip Direct when such person is elected to the ClickShip Direct Board of Directors. No options can be granted under the ClickShip Plan unless the distribution of the common stock of ClickShip Direct to the Company's shareholders has been consummated. A copy of the ClickShip Plan is attached as Exhibit B to this Proxy Statement. The following summary of the ClickShip Plan is qualified by reference to the text of the ClickShip Plan.

    The ClickShip Plan provides for the granting of stock options to key employees of the Company and its subsidiaries. An aggregate of 3,000,000 shares of ClickShip Direct's common stock (the "ClickShip Common Stock") are reserved for issuance upon exercise of options granted under the ClickShip Plan, including up to 700,000 shares for non-employee director options. No options may be granted under the ClickShip Plan after November 19, 2010.

Administration

    A committee appointed by the Board of Directors or, if no committee is appointed, the entire Board of Directors administers the ClickShip Plan. The Committee is intended to be constituted of non-employee, outside directors so as to permit the ClickShip Plan to comply with Rule 16b-3 promulgated by the SEC and Section 162(m) of the Internal Revenue Code. The Committee has general authority and discretion to determine the employees to whom and the time or times at which options may be granted, and the number of shares to be subject to each option. In addition, the Committee may prescribe the terms applicable to each grant of an option. If the spinoff of ClickShip Direct is accomplished, it is currently expected that, the Committee will be comprised of the following two directors: Messrs. Cusick and Hemsley.

    No options can be granted under the ClickShip Plan until after ClickShip Direct has been spun off to the Company's shareholders.

Terms and Conditions of Options

    Either incentive stock options ("ISOs") within the meaning of Section 422A of the Code or non-statutory options may be granted under the ClickShip Plan. Options may be granted only to key employees and consultants of ClickShip Direct and its subsidiaries who contributed, and are expected to contribute, materially to the success of the ClickShip Direct.

    The purchase price of shares of ClickShip Common Stock subject to options granted under the ClickShip Plan is determined by the Committee, but shall not be less than 100% of the fair market value of ClickShip Common Stock on the date the option is granted for ISOs and not less than 85% of the fair market value on the date the option is granted for non-statutory options. An option granted under the ClickShip Plan shall vest at such rate and upon such conditions as the Committee shall determine at the time the option is granted. The ClickShip Plan provides that all options will accelerate upon retirement after the normal retirement date, death or disability of an optionee and immediately before a change of control (as defined) occurs. A change of control of ClickShip Direct will occur if (1) any person other than Mark Cohn, the Damark's founder, who is also Chairman, President and Chief Executive Officer of ClickShip Direct, acquires more than 35% of the voting power of ClickShip Direct's securities, (2) there is a merger, consolidation or other reorganization of ClickShip Direct and the shares of ClickShip Common Stock held by shareholders of ClickShip Direct immediately before the transaction represent less than 50% of the voting power of the shares of the entity resulting from the transaction, or (3) ClickShip Direct sells all or substantially all of its assets.

    No option granted under the ClickShip Plan is transferable by the optionee during his lifetime. An option may be exercised only while the optionee is an employee of or consultant to the Company or any of its subsidiaries or, in the event of a termination of employment other than by death or disability, within thirty (30) days after termination of employment (but not later than the expiration of the term of the option). Upon the death or disability of an optionee, the optionee or his legal or personal representative or beneficiaries may exercise an option to the extent exercisable by the optionee within one year after the optionee's death or disability (but not later than the expiration of the term of the option). In the event any option expires or is cancelled, surrendered or terminated without being exercised, the shares subject to such option (or the unexercised portion thereof) will again be available for options under the ClickShip Plan.

Payment

    Payment for shares of ClickShip Common Stock purchased upon the exercise of an option under the ClickShip Plan and of all taxes that the Company is required to withhold in connection with the exercise of an option must be made in full at the time the option is exercised. The Committee may, at its discretion, permit shares of ClickShip Common Stock to be tendered in payment of the exercise price, permit payment to be made by the optionee's broker from the sale or loan proceeds for such shares or any other securities the optionee may have in his account with the broker, or permit payment under the terms of a promissory note as the Committee may determine.

Surrender and Cancellation of Options

    The Committee is authorized to permit the surrender and cancellation of a previously granted option under the ClickShip Plan and the grant of a replacement option. The previously granted option surrendered and cancelled may be exercisable at prices substantially higher than the exercise price of the shares of ClickShip Common Stock on the date the replacement option is granted.

Amendment

    The ClickShip Plan may be amended by the Board of Directors, except that without the affirmative vote of the holders of a majority of the shares of ClickShip Common Stock present and entitled to vote at a meeting at which a quorum is present, the Board of Directors may not amend the ClickShip Plan (a) to increase the aggregate number of shares of ClickShip Common Stock which may be issued and sold under the ClickShip Plan (except such number of shares may be adjusted in the event of a recapitalization, stock dividend or similar event), (b) to decrease the minimum exercise price at which options may be granted under the ClickShip Plan, (c) to extend the period during which the options may be granted or (d) to change the requirements as to the class of employees eligible to receive options.

Tax Consequences

    Incentive Stock Options.  Under the present federal tax regulations, there will be no federal income tax consequences to either ClickShip Direct or the optionee upon the grant of an ISO, nor will an optionee's exercise of an ISO result in federal income tax consequences to ClickShip Direct. Although an optionee will not realize ordinary income upon his exercise of an ISO, the excess of the fair market value of the shares of ClickShip Common Stock acquired at the time of exercise over the exercise price will constitute an "item of tax preference' within the meaning of Section 57 of the Code and, thus, may result in the imposition of the "alternative minimum tax" pursuant to Section 55 of the Code on the optionee. If an optionee does not dispose of shares of ClickShip Common Stock acquired through the exercise of an ISO within two (2) years from the date of grant and within one (1) year of the exercise of the ISO, any gain realized upon a subsequent disposition of such shares will constitute long-term capital gain to the optionee. If an optionee disposes of such shares within two (2) years from the date of grant or within one (1) year of the date of exercise of the ISO, an amount equal to the lesser of (i) the excess of the fair market value of such shares on the date of exercise over the exercise price, or (ii) the actual gain realized upon such disposition will constitute ordinary income to the optionee in the year of disposition. Any additional gain upon such disposition will be taxed as short-term capital gain. ClickShip Direct will receive a deduction in an amount equal to the amount constituting ordinary income to the optionee.

    Non-Statutory Options.  Under the present federal income tax regulations, there will be no federal income tax consequences to either ClickShip Direct or the optionee upon the grant of a nonstatutory option. However, the optionee will realize ordinary income upon the exercise of a nonstatutory option in an amount equal to the excess of the fair market value of the shares of ClickShip Common Stock acquired upon exercise of such option over the exercise price, and ClickShip Direct will receive a corresponding tax deduction. With respect to officers who are subject to Section 16(b) of the Securities and Exchange Act of 1934, the realization of income (and ClickShip Direct's corresponding deduction) will be delayed until six (6) months following such exercise. The gain, if any, realized upon a subsequent disposition of such shares will constitute short-term or long-term capital gain, depending upon the optionee's holding period.

Non-Employee Director Options

    The ClickShip Plan also provides for an automatic grant of an option on 100,000 shares of ClickShip Common Stock to each new member of the ClickShip Direct Board of Directors who has not been an employee of ClickShip upon his or her election to the ClickShip Direct Board of Directors after or contemporaneous with the spinoff of ClickShip Direct. The exercise price of the non-employee director options is the fair market value of the ClickShip Direct Common Stock on the date of grant. The non-employee director options vest in three equal annual installments commencing on the first anniversary of the date of grant and vesting is accelerated upon a change of control or the death or disability of the non-employee directors. The non-employee director options may be exercised within one year after the non-employee director ceases to be a member of the ClickShip Board of Directors or ten years after the date of grant, whichever sooner occurs. The maximum number of shares of ClickShip Common Stock that can be issued for non-employee director options is 700,000 shares. It is expected that the three non-employee directors of Damark (Messrs. Cusick, Hemsley and Strangis) will become non-employee directors of Click Ship Direct if and when the spinoff of ClickShip Direct occurs and will receive non-employee director options under the ClickShip Plan. Upon completion of the spinoff of ClickShip Direct and their election as non-employee directors of ClickShip Direct, Messrs. Cusick, Hemsley and Strangis would each be granted a non-employee director stock option under the ClickShip Plan.

Outstanding Options

    No options have been granted under the ClickShip Plan. No options can be granted under the ClickShip Plan unless the common stock of ClickShip owned by the Company has been distributed to the Damark shareholders.

Recommendation of Board of Directors

    The Board of Directors unanimously recommends a vote FOR adoption of the ClickShip Plan.

Proposal No. 4
APPROVAL OF AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION
OF DAMARK INTERNATIONAL, INC.

    In anticipation of the spinoff of ClickShip Direct, the Company's membership services business began operating under the name "Provell" beginning in 2000. In the event the ClickShip Direct spinoff occurs or if the Company's Board of Directors otherwise determines, the Board of Directors has approved, subject to shareholder approval, a change of the Company's corporate name to "Provell, Inc." To effect a change in the Company's name, the shareholders need to approve an amendment to the Company's restated articles of incorporation. The change of name will be effective when the appropriate documents are, at the direction of the Board of Directors, filed with the Minnesota Secretary of State.

    The Board of Directors recommends that the shareholders approve an amendment to Article I of the Company's restated articles of incorporation to change the corporate name to "Provell, Inc." with authority to the Board of Directors to effect the name change when it determines appropriate.

Proposal No. 5
APPROVAL OF ISSUANCE OF COMMON STOCK FOR DIVIDENDS ON SERIES D PREFERRED STOCK, AND UPON REDEMPTION OF SERIES D PREFERRED STOCK

    On September 29, 2000, the Company issued 200,000 shares of a newly created Series D Preferred Stock, stated value of $100 per share, in a private placement. The shares of Series D Preferred Stock are convertible into the Company's Common Stock at $12.94 per share (101% of the closing bid price for the Company's Common Stock on September 28, 2000), subject to certain adjustments for future events, including the spinoff of ClickShip Direct or any delay therein. As part of the transaction, the Company also issued Common Stock Purchase Warrants to the purchasers of the Series D Preferred Stock for an aggregate 772,798 shares of Class A Common Stock at an exercise price of $16.17 per share (125% of the closing bid price for the Company's Common Stock on September 28, 2000), subject to adjustments similar to the Series D Preferred Stock. The net cash proceeds from the issuance of the Series D Preferred Stock were approximately $18.8 million and will be used to supplement working capital. In addition, the Company would also receive $12.5 million if the Common Stock Purchase Warrants are exercised.

    The Series D Preferred Stock has a dividend rate of 6.5% per annum and is payable quarterly in cash or, at the option of the Company, shares of the Company's Common Stock valued at 90% of then current market price. Unless converted to Common Stock, the Series D Preferred Stock will be redeemed on September 29, 2002 at the stated value of the shares in cash or, at the option of the Company, for shares of the Company's Class A Common Stock valued at 90% of then current market price. As a result of the dividend and redemption provisions of the Series D Preferred Stock, shares of Common Stock may be issued at less than the then fair market value of the Common Stock.

    The Company's Common Stock is listed on the Nasdaq National Stock Market. Under Nasdaq rules, shareholder approval is required if 20% or more of the outstanding shares of the Company's Common Stock are issued at less than fair market value. The Board of Directors recommends that the shareholders approve the issuance of shares of Common Stock in respect of the payment of dividends on the Series D Preferred Stock. Such approval will enable the Board of Directors to determine whether to use cash or shares of the Company's Common Stock to pay the dividends that accrue on the Series D Preferred Stock and the redemption price of the Series D Preferred Stock on September 29, 2002, and thereby determine the best use of the Company's capital resources.

    As of November 3, 2000, the Company had 5,852,269 shares of Common Stock outstanding. The following chart sets forth the aggregate number of shares of Common Stock that would be used to pay the dividends on the Series D Preferred Stock and the redemption price of the Series D Preferred Stock if amounts were only paid in Common Stock based on different levels of the average closing bid price for the Common Stock during the ten trading days immediately preceding the payment.

Stock Price	Shares Issued as Dividends	Shares Issued in Redemption	Total Shares Issued	Percent of Outstanding Shares
$18.00	160,494	1,234,568	19,395,062	23.8%
$15.00	192,593	1,481,482	1,674,075	28.6%
$12.00	240,741	1,851,852	2,092,593	35.8%
$9.00	320,988	2,469,136	2,790,124	47.7%

    As the above chart demonstrates, the number of shares of Common Stock that may be issued to pay the dividend and redemption price of the Series D Preferred Stock, depending on the level of the stock price, will likely exceed 20% of the outstanding shares of Common Stock if only stock is used as payment.

    The following is a summary of the terms of the Series D Preferred Stock and the Common Stock Purchase Warrants issued by the Company on September 29, 2000.

Series D Convertible Preferred Stock

    Dividends.  The Series D Preferred Stock carries a cumulative dividend rate of 6.5% per annum, payable quarterly in arrears on the last day of March, June, September and December, commencing on December 31, 2000. Such dividend accrues from day-to-day, whether or not earned or declared, beginning as of September 29, 2000. At the option of our Board of Directors, dividends may be paid in cash or shares of common stock. If we choose to pay dividends in shares of our common stock, the number of shares to be issued in payment of a dividend on the Series D Preferred Stock will be equal to the accrued dividends divided by 90% of the then market price of our common stock.

    For purposes of this calculation, the market price of our common stock will be equal to 90% of the average of the closing bid price of our common stock during the ten trading days immediately preceding the dividend date. For example, if the quarterly dividend of $325,000, assuming all 200,000 shares of Series D Preferred Stock are outstanding, was payable on September 29, 2000, and we elected to pay the dividend in shares of our common stock, then 90% of the average of the closing bid prices of our common stock during the ten consecutive trading days ending on September 28, 2000 would have been $14.125 per share, and we would have been required to issue 25,571 shares of common stock per share of Series D Preferred Stock in lieu of a cash dividend.

    Conversion.  The holders have the right to convert the shares of Series D Preferred Stock at any time after the date of initial issuance. The number of shares of common stock to be issued upon conversion of a series D preferred share is determined by dividing the sum of $100 plus accrued and unpaid dividends by the applicable conversion price as described below. The current conversion price is $12.94 per share, subject to certain adjustments for future events, including the spinoff of ClickShip Direct or any delay therein. The terms of the Series D Preferred Stock also contain customary provisions for the adjustment of the conversion price in the event a stock dividend or stock split is declared or any recapitalization, reorganization, or similar transaction occurs.

    If the ClickShip spinoff is completed, the conversion price of the Series D Preferred Stock will be reduced by the greater of:

  •
  the average of the closing bid prices of ClickShip's securities during the ten trading days immediately following the date of the ClickShip distribution;

  •
  the value per share to our shareholders established by our board of directors for federal income tax purposes as a result of the ClickShip distribution; and

  •
  the difference between (i) the average of the closing bid prices of our common stock for the ten trading days immediately preceding the date of the ClickShip distribution and (ii) the average of the closing bid prices of our common stock for the ten trading days immediately following the date of the ClickShip distribution.

    If the ClickShip spinoff or other disposition is not completed by March 31, 2001, the conversion price then in effect will be reduced to an amount equal to the lesser of:

  •
  the average of the closing bid prices for the twenty trading days prior to March 31, 2001, and

  •
  101% of the closing bid price of the trading day immediately preceding March 31, 2001.

    In the event we issue or sell any additional shares of our common stock, or any stock or other securities convertible into or exchangeable for additional shares of our common stock without consideration or for a consideration that is less than the conversion price of the Series D Preferred Stock in effect immediately prior to such event, then the conversion price of the Series D Preferred Stock will be reduced to a price equal to the price paid upon such issuance or sale. The conversion price of the Series D Preferred Stock will not be adjusted for issuances of common stock occurring as a result of:

  •
  the conversion of the Series D Preferred Stock;

  •
  the exercise of the related warrants;

  •
  any adjustments required under the anti-dilution provisions of the Series D Preferred Stock and the warrants;

  •
  the exercise of stock options to be granted under our stock plans to purchase up to an aggregate of 1,500,000 shares of common stock;

  •
  the payment of dividends on the Series D Preferred Stock in shares of our common stock rather than in cash;

  •
  the exercise of outstanding stock options to purchase up to 1,874,998 shares of common stock; or

  •
  strategic financings.

    Under the terms of the Series D Preferred Stock, a strategic financing means the issuance of additional shares of our common stock for consideration other than cash or its equivalent to any person or entity for the purpose of establishing or furthering a material business, technology or commercial relationship, provided that our board of directors has determined that the strategic financing is likely to result in or further such a relationship. An aggregate of up to 750,000 shares may be issued in strategic financings.

    The terms of the Series D Preferred Stock and the related warrants provide that the preferred stock is convertible and the warrants are exercisable by any holder only to the extent that the number of shares of common stock issuable at that time, together with the number of shares of common stock beneficially owned by that holder and its affiliates as determined in accordance with Section 13(d) of the Securities Exchange Act, would not exceed 4.99% of our then outstanding common stock. Any holder may, however, elect to waive this restriction by giving us written notice at least sixty-one days prior to the date on which the series D shares are to be converted or the warrants exercised in an amount that would exceed the 4.99% limitation.

    Mandatory Redemption.  The Series D Preferred Stock matures on September 29, 2002, at which time the Series D Preferred Stock must be redeemed or converted at our option. If we elect to redeem any Series D Preferred Stock outstanding on September 29, 2002, the amount required to be paid will be equal to the liquidation preference of the Series D Preferred Stock, which equals the price originally paid for such shares plus accrued and unpaid dividends. If we elect to convert any Series D Preferred Stock outstanding on September 29, 2002, we will be required to issue shares in an amount equal to the price paid for the Series D Preferred Stock plus accrued and unpaid dividends divided by the mandatory redemption price. The mandatory redemption price will be equal to 90% of the average of the closing bid price of our common stock during the ten trading days immediately preceding the redemption date.

    Right to require redemption upon triggering event.  If a triggering event occurs, the holders of the Series D Preferred Stock will have the right to require us to redeem all or a portion of any outstanding Series D Preferred Stock for cash. The redemption price in such a case is the greater of:

  •
  125% of the price paid for the Series D Preferred Stock plus accrued dividends; or

  •
  the product of the number of shares of common stock into which the Series D Preferred Stock is convertible multiplied by the closing sale price of our common stock on the trading day immediately before the triggering event occurs.

    A "triggering event" is deemed to have occurred if:

  •
  while the registration statement covering the resale of our Common Stock issuable upon conversion of the Series D Preferred Stock or exercise of the related warrants is required to be maintained effective, the effectiveness of the registration statement lapses for any reason, including, without limitation, the issuance of a stop order, or is unavailable to a holder of the Series D Preferred Stock for sale of all of the shares being registered by the registration statement, in accordance with the terms of the related registration rights agreement and such lapse or unavailability continues for a period of 10 consecutive trading days or for more than an aggregate of 20 trading days in any 180-day period;

  •
  our common stock is suspended or delisted from trading on the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange for a period of ten days during any period of 12 months; or

  •
  we give notice to any holder of Series D Preferred Stock of our intent not to comply with a request for conversion tendered in accordance with the terms of the certificate of designations relating to the Series D Preferred Stock.

    Redemption upon consummation of a major transaction.  On the date a major transaction is completed, we, or our successor, must redeem for cash all of the selling shareholders, Series D Preferred Stock outstanding on that date at a price per share equal to 125% of the price paid for the Series D Preferred Stock plus all accrued and unpaid dividends. A "major transaction" means the occurrence of any of the following events:

  •
  the consummation of a consolidation, merger or reorganization of us with or into another person;

  •
  the consummation of a sale, transfer, lease, disposal or abandonment of all or substantially all of our assets, but the distribution or disposition of ClickShip is not considered such a transaction;

  •
  the consummation of a purchase, tender or exchange offer for more than 50% of our outstanding shares of common stock or other voting securities is made and accepted by the holders of such securities.

Within five days after we enter into an agreement to effect a major transaction, we are required to deliver a written notice of the major transaction to each holder of Series D Preferred Stock.

    Optional Redemption.  We also have the right, provided specified conditions are satisfied, to redeem all of the outstanding Series D Preferred Stock for cash equal to the price paid for each preferred share plus accrued but unpaid dividends, at any time after September 29, 2001. The conditions to our right to redeem Series D Preferred Stock include:

  •
  a registration statement relating to the Series D Preferred Stock to be redeemed is effective;

  •
  the closing bid price for our common stock is equal to not less than twice the conversion price on each of no less than twenty consecutive trading days; and

  •
  we deliver an irrevocable notice of our election to redeem within two business days of the applicable twenty-day determination period.

    Liquidation Preference.  In the event of our liquidation, the holders of the Series D Preferred Stock will be entitled to a liquidation preference, after payment to holders of indebtedness which is senior in rank to the Series D Preferred Stock but before any amounts are paid to the holders of our common stock. The liquidation preference is equal to 125% of the amount originally paid for the Series D Preferred Stock, or $100 per share, plus accrued and unpaid dividends on any outstanding Series D Preferred Stock.

    Voting rights.  Other than as required by law, the holders of the Series D Preferred Stock have no voting rights except that the consent of holders of at least two-thirds of the outstanding Series D Preferred Stock will be required to effect any change in either our restated articles of incorporation or certificate of designations that would change any of the rights of the Series D Preferred Stock.

Warrants

    Warrants to purchase 772,798 shares of our common stock were issued in connection with the sale of the Series D Preferred Stock as of September 29, 2000 at an exercise price of $16.17 per share, subject to anti-dilution adjustments. These warrants are presently exercisable and will expire in 2003. The exercise price is subject to adjustments if we declare a stock split or dividend of our common stock and will be reduced if we issue shares of our common stock at a price that is below the average of the closing bid prices of the common stock for the ten trading days immediately preceding such issuance.

    In addition, in the event that we distribute the shares or assets of ClickShip to our shareholders or complete a similar transaction, the warrants will continue as outstanding obligations and the exercise price then in effect will be reduced by an amount equal to the greater of:

  •
  the average of the closing bid prices of ClickShip's securities during the ten trading days immediately following the date of the ClickShip distribution;

  •
  the value per share to our shareholders established by our board of directors for federal income tax purposes as a result of the ClickShip distribution; and

  •
  the difference between (i) the average of the closing bid prices of our common stock for the ten trading days immediately preceding the date of the ClickShip distribution and (ii) the average of the closing bid prices of our common stock for the ten trading days immediately following the date of the ClickShip distribution.

    If the ClickShip distribution or other disposition is not completed by March 31, 2001, the exercise price then in effect will be reduced, but not increased, to an amount equal to the lesser of:

  •
  the average of the closing bid prices for the 20 twenty trading days prior to March 31, 2001; and

  •
  101% of the closing bid price of the trading day immediately preceding March 31, 2001.

    We intend to use the proceeds if the warrants are exercised primarily for working capital and general corporate purposes. As of September 29, 2000, other than the warrants issued to the holders of the Series D Preferred Stock, there were no warrants outstanding.

Registration Rights

    Pursuant to a registration rights agreement between us and the holders of the Series D Preferred Stock, we agreed to file a registration statement of which this prospectus constitutes a part, covering the resales by the selling shareholders of:

  •
  common stock issuable upon conversion of the Series D Preferred Stock, including voluntary conversion,

  •
  common stock issuable upon exercise of the related warrants,

  •
  common stock issuable in payment of dividends on the Series D Preferred Stock,

  •
  common stock issuable in payment of the mandatory redemption price for the Series D Preferred Stock; and

  •
  common stock issuable with respect to such securities as a result of any stock split, stock dividend, recapitalization, exchange or similar event.

We are also required to provide the holders of the Series D Preferred Stock and related warrants with a current prospectus upon their request to use in the resale of the common stock.

    Under the terms of such agreement, we are required to register at least 200% of the number of shares of common stock issuable upon conversion of and in lieu of cash dividends on the Series D Preferred Stock and exercise of the related warrants. We are also required to maintain the effectiveness of the registration statement covering such shares of common stock until the earlier of:

  •
  six months after the date as of which the holders of the Series D Preferred Stock and warrants may sell all of the shares of common stock covered by such registration statement under Rule 144(k) of the Securities Act, and

  •
  the date on which none of the Series D Preferred Stock and related warrants are outstanding.

We will bear all registration expenses, other than underwriting discounts and commissions, with respect to the registration statement relating to the Series D Preferred Stock and the related warrants.

Recommendation of the Board of Directors

    The Board of Directors recommends that shareholders vote FOR approval to issue shares of the Company's Common Stock in payment of the dividends and the redemption price for the Series D Preferred Stock even though such shares will be issued below then market value of the Company's Common Stock.

Proposal No. 6
APPOINTMENT OF INDEPENDENT AUDITORS

    Arthur Andersen LLP has been the Company's auditors since 1990 and has been recommended by the Board of Directors to be the Company's independent auditors for the year ending December 31, 2000.

Representatives of Arthur Andersen LLP will be present at the Annual Meeting, afforded the opportunity to make a statement if they desire to do so and will be available to respond to questions.

    The Board of Directors unanimously recommends a vote FOR the proposal to ratify the appointment of Arthur Andersen LLP as the independent auditors for the Company for the year 2000.

SUBMISSION OF SHAREHOLDER PROPOSALS

    Any proposal intended to be presented for action at the Annual Meeting of Shareholders in 2001 by any shareholder of the Company must be received by Stephen P. Letak, Secretary, 7101 Winnetka Avenue North, Minneapolis, Minnesota 55428 not later than January 15, 2001, in order for such proposal to be included in the Company's Proxy Statement and form of proxy for the Annual Meeting of Shareholders in 2001. The Company shall not be required to include in its Proxy Statement and form of proxy for the Annual Meeting of Shareholders in 2001 any shareholder proposal which does not meet all of the requirements then in effect for inclusion.

OTHER MATTERS

    The Board of Directors does not intend to present to the Annual Meeting any other matters not referred to above and does not presently know of any matters that may be presented to the Annual Meeting by others. However, if other matters come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment.

    A copy of the Annual Report of the Company for the year ended December 31, 1999 has been previously mailed under this separate cover to each shareholder. Additional copies of the Annual Report, the Notice of Annual Meeting, the Proxy Statement and the accompanying Proxy may be obtained by writing DAMARK Investor Relations at the offices of the Company.

    The cost of preparing, assembling and mailing this Proxy Statement, the notice, the form of Proxy and other material, which may be sent to the shareholders, will be borne by the Company. In addition, directors, officers and regular employees of the Company, at no additional compensation, may solicit proxies by telephone, facsimile, telegram or in person. Upon request, the Company will reimburse brokers and other persons holding shares for the benefit of others for their expenses in forwarding proxies and accompanying material and in obtaining authorization from beneficial owners of the Company's Common Stock to give proxies.

    In order to assure the presence of the necessary quorum at the Annual Meeting, please sign and mail the enclosed Proxy promptly in the envelope provided. No postage is required if mailed within the United States. The signing of the Proxy will not prevent you from attending the meeting and voting in person, should you so desire.

    The Damark International, Inc. Annual Report on Form 10-K, on file with the Securities and Exchange Commission, may be obtained without charge, upon written request to Investor Relations, Damark International, Inc., 7101 Winnetka Avenue North, Minneapolis, Minnesota 55428. Copies of exhibits to Form 10-K may be obtained upon payment to the Company of the reasonable cost incurred in providing such exhibits.

                      By Order of the Board of Directors,

                      Stephen P. Letak
                       Secretary

December 6, 2000

Exhibit A

DAMARK INTERNATIONAL, INC.
2000 STOCK INCENTIVE PLAN

ARTICLE I
Description; Purposes; Effect on Other Plans

    1.1  Description of Plan.  This is the Damark International, Inc. 2000 Stock Incentive Plan (the "Plan"). This Plan will provide a means whereby designated employees, consultants and directors of the Company may purchase shares of the Common Stock, par value $.01, of the Company. It is intended that the options under this Plan will either qualify for treatment as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended and be designated "Incentive Stock Options" or not qualify for such treatment and be designated "Non-Qualified Options".

    1.2  Purposes of Plan.  The purpose of the Plan is to provide incentives to employees and consultants of the Company and/or any Subsidiary who contribute, or are expected to contribute, to the success of the Company and any such Subsidiary to provide a means of rewarding outstanding performance, and to enhance the interest of such employees in the Company's continued success and progress by providing them a proprietary interest in the Company. It is also intended that this Plan will enhance the Company's ability to maintain a competitive position in attracting and retaining qualified personnel necessary for the continued success and progress of the Company. In addition, the Plan provides for the grant of a specified stock option to non-employees directors of the Company when the director is initially elected a director of the Company.

    1.3  Effect of Plan Upon Other Option and Compensation Plans.  Except as otherwise set forth herein, the adoption of this Plan shall not effect any other compensation or incentive plan in effect for the Company or any Subsidiary, including but not limited to the Damark International, Inc. 1991 Stock Option Plan, as now or hereafter amended, and the ClickShip Direct, Inc. 2000 Stock Incentive Plan, as the same may be amended from time to time. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary to (a) establish any other forms of incentive or compensation for employees of the Company or any Subsidiary or (b) grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

ARTICLE II
Definitions

    2.1 Certain terms used herein shall have the meaning stated below.

    "Board" or "Board of Directors" means the Board of Directors of the Company.

    "Change of Control" means the occurrence of any of the following: (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended, except that such term shall not include the Company or any of its Subsidiaries, any employee benefit plan of the Company or a Subsidiary, Mark A. Cohn or any entity which reports beneficial ownership of the Company's outstanding securities on Schedule 13G pursuant to Regulation 240.13d-1 promulgated under the Exchange Act) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 35% of more of the voting power of all of the Company's then outstanding securities, (ii) a merger, consolidation or other reorganization of the Company is consummated and the shares of the Company's Common Stock held by shareholders of the Company immediately prior to the consummation of such transaction represent less than 50% of the voting power of the outstanding shares of the entity resulting from such transaction immediately after the consummation of such transaction, or (iii) all or substantially all of the assets or business of the Company are sold; provided however, notwithstanding anything contained herein to the contrary neither the distribution of the common stock of the Company's Subsidiary ClickShip Direct, Inc. owned by the Company to the Company's shareholders or to other dispositions of ClickShip Direct, Inc. approved by the Board, nor the effects or results thereof upon the capitalization or organization of the Company, shall be deemed a "Change of Control".

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Committee" means the committee appointed by the Board to administer this Plan pursuant to Article VIII or, if no Committee is appointed, the Board.

    "Common Stock" means the presently authorized Class A Common Stock of the Company, par value $.01 per share.

    "Company" means Damark International, Inc., a Minnesota corporation.

    "Disability" means a physical or mental impairment of sufficient severity such that an Employee is permanently unable to continue his employment with the Company as determined by the Committee.

    "Employee" means any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan. To the extent not included in the foregoing and subject to the applicable provisions of the Code, "Employee" shall also mean any consultant (other than a director) of the Company, or any Subsidiary.

    "Fair Market Value" means the fair market value of the Company's Common Stock, as determined by the Committee on the basis of available prices for such Common Stock or in such other manner as the Committee, acting in good faith, deems appropriate.

    "Incentive Stock Option" means an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

    "Non-Employee Director" means a member of the Company's Board of Directors who has not been employed by the Company as an employee.

    "Non-Qualified Option" means an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

    "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

    "Option" means an Option to purchase Common Stock of the Company granted under the Plan, including a Director Option. "Options" include both Incentive Stock Options and Non-Qualified Options as well as the Director Options.

    "Optionee" means the holder of an Option granted under the Plan.

    "Plan" means this Damark International, Inc. 2000 Stock Incentive Plan, as set forth herein and as from time to time amended.

    "Property" shall have the meaning ascribed to it in Section 6.5.

    "Sale Price" shall have the meaning ascribed to it in Section 6.5.

    "Secretary" shall mean the Secretary of the Company

    "Securities Act" or "1933 Act" means the Securities Act of 1933, as amended.

2

    "Subsidiary" means a subsidiary, as defined in Section 424(f) of the Code, with respect to the Company.

    "Termination of Employment" means the time when an Optionee ceases to be an Employee for any reason, with or without case, including, but not by way of limitation, by resignation, discharge, death or retirement but excluding terminations where there is a simultaneous reemployment by the Company or a Subsidiary or any entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the Company. The Committee, in its absolute discretion, with respect to all Options hereunder, shall determine all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether particular leaves of absence constitute Terminations of Employment; provided however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment, if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said section.

ARTICLE III
Shareholder Approval;
Unexercised Options; Reservations of Shares

    3.1  Shareholder Approval.  This Plan as approved by the Board of Directors on November 20, 2000, shall be subject to approval by the affirmative vote of the holders of a majority of the Company's Common Stock at a meeting of shareholders, which approval must be obtained no later than November 19, 2001, failing which this Plan shall terminate and be of no further force and effect and any and all Options granted hereunder shall terminate without exercise or any survival of any right of claims with respect thereto.

    3.2  Shares Reserved Under Plan.  The shares of stock subject to Options shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall be 1,500,000 shares. Such number shall be adjusted for any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split of other similar transaction of the Company as provided in Section 10.3 hereof. The shares to be issued upon exercise of Options may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. Shares issued pursuant to this Plan shall be subject to all applicable provisions of the Articles of Incorporation and Bylaws of the Company in existence at the time of issuance of such shares and at all times thereafter.

    3.3  Unexercised Options.  Upon the expiration or termination, in whole or in part, for any reason of an outstanding Option or any portion thereof which shall not have vested or shall not have been exercised in full or in the event that any Common Stock acquired pursuant to the Plan is reacquired by the Company (a) any such Common Stock which has not been purchased or (b) any Common Stock reacquired, as the case may be, shall again become available for the granting of additional Options under the Plan.

ARTICLE IV
Participation in Plan

    4.1  Eligibility to Receive Options.  Options under this Plan may be granted only to Employees who are employed by the Company or a Subsidiary on the date the Option is granted and who the Committee believes are in a position to make an important contribution to the success of the Company, all as determined by the Committee. The Non-Employee Directors are also eligible to receive options under the Plan upon his or her initial election to the Company's Board of Directors as provided in Section 5.5.

    4.2  Participation Not Guarantee of Employment.  Nothing in this Plan or in the instrument evidencing the grant of an Option shall in any manner be construed to limit in any way the right of the Company or a Subsidiary to terminate an Employee's employment at any time without regard to the effect of such

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termination on any rights such Employee would otherwise have under this Plan, or give any right to such an Employee to remain employed by the Company or a Subsidiary in any particular position or at any particular rate of compensation.

ARTICLE V
Granting of Options

    5.1  Granting of Options.  Subject to the provisions hereof, the Committee shall, from time to time, in its absolute discretion:

      (a) Determine which Employees are in a position to make an important contribution to the success of the Company (including those to whom Options have been previously granted under the Plan or any other plan of the Company) and which of them in the opinion of the Committee should be granted Options;

      (b) Determine the number of shares to be subject to such Options granted to such selected Employees and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

      (c) Determine the terms and conditions of such Options, consistent with the Plan.

In selecting Employees to whom Options shall be granted hereunder, the number of shares to be subject to such Options and the terms and conditions of such Options, the Committee shall have sole and absolute discretion and shall be free to make nonuniform and selective determinations based upon such factors as it deems relevant.

    5.2  Conditions to Grant.  Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions in the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion, and on such terms as it deems appropriate, require as a condition of the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised options which have been previously granted to the Employee. An Option, the grant of which is conditioned upon such surrender, may have an option price lower or higher than the option price of the surrendered option, may cover the same or a lesser or a greater number of shares of Common Stock as the surrendered option, may contain such other terms and conditions as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period of any other term of condition of the surrendered option.

    5.3  Expiration of Granting Powers.  All Options under this Plan shall be granted within ten (10) years of November 15, 2000, the date on which this Plan was adopted by the Board of Directors.

    5.4  Annual Per Employee Limitation.  The number of shares of Common Stock subject to all Options granted to any Employee during any calendar year shall not exceed 250,000 shares.

    5.5  Automatic Grant to Non-Employee Director.  Upon the election of a Non-Employee Director to the Company's Board of Directors, there shall be granted to such Non-Employee Director a Non-Qualified Option to purchase       shares of Common Stock at an exercise price equal to the Fair Market Value per share of the Common Stock on the date of such election (the "Director Option"). Each Director Option shall vest in three equal annual installments commencing on the first date of the Non-Employee Director's election to the Board of Directors and shall expire on the earlier of ten years after the grant of the Director Option or one year after the Non-Employee Director's service on the Board of Directors has ceased for any reason. Vesting of the Director option shall accelerate upon a Change of Control or the death or disability of the Non-Employee Director. Each Non-Employee Director shall be eligible for only one Director Option. The aggregate number of shares of Common Stock that can be subject to Director Options granted pursuant to this Section 5.5 shall not exceed            of the

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shares reserved for issuance under the Plan pursuant to Section 3.2; provided that any shares of Common Stock subject to any Director Option that expires unexercised shall become available for additional Director Options under the Plan.

ARTICLE VI
Term of Options

    6.1  Option Agreement.  Each Option shall be evidenced by a written stock option agreement which shall be executed by the Optionee and an authorized Officer of the Company and shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, which terms and conditions need not be the same for all Options. Stock option agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Option as "incentive stock options" under Section 422 of the Code. To the extent appropriate to avoid a "modification" or other event described in Section 425(h) of the Code, an Optionee's rights under an Incentive Stock Option shall be set forth in the option agreement for such Option entered into at the date of the grant so as to preclude any requirement that further Committee consent be given after the date of the grant.

    6.2  Option Price.  The price of the shares subject to each Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value per share of such Common Stock on the date such Option is granted for Incentive Stock Options and 85% of the Fair Market Value per share of such Common Stock on the date the Option is granted for Non-Qualified Options; provided however, that, in the case of an Incentive Stock Option to be granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the purchase price per share shall not be less than 110% of the Fair Market Value per share of such Common Stock on the date the Option is granted. The purchase price may be subject to adjustment in accordance with the provisions of Section 10.3 hereof.

    6.3  Commencement of Exercisability.

      (a) No Option shall vest or be exercisable in whole or in part until shareholder approval of the Plan has been obtained as contemplated by Section 3.1 hereof.

      (b) No Option may be exercised in whole or in part during the six months after such Option is granted, except as otherwise set forth herein.

      (c) Each Option granted hereunder shall be subject to such vesting schedule (which may be cumulative or non-cumulative), conditions, restrictions and other provisions as the Committee shall, in its sole and absolute discretion, deem necessary or appropriate, which determinations may be non-uniform and selective and based upon such factors as it deems relevant in its sole and absolute discretion, except the Director Options shall have the terms set forth in Section 5.5.

      (d) Upon approval of the Plan by the shareholders of the Company as contemplated by Section 3.1, the Committee shall have the right to accelerate the vesting of any outstanding Option, or any portion thereof, at any time and from time to time, and upon such terms and conditions as it shall determine in its sole discretion, except the Director Options shall have the terms set forth in Section 5.5.

      (e) Notwithstanding any other provision of this Plan, to the extent that the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the shares of the Company's stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable by any Optionee for the first time by such Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary) exceeds $100,000, such Options shall be an Incentive Stock Option only to the extent permitted hereby and under the Code and the balance thereof shall be treated as Non-Qualified Options for purposes of

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  this Plan and the Code notwithstanding an earlier designation thereof. For purposes of this Section, Options shall be taken into account in the order in which they were granted.

      (f)  Notwithstanding the provisions of paragraph (b) above, the Committee shall have the right to issue Options hereunder which are immediately exercisable on the date of grant, except the Director Options shall have the terms set forth in Section 5.5; provided, however, that in such event, the shares of Common Stock to be issued thereunder shall be subject to such restrictions on transfer and forfeiture, if any, as the Committee shall, in its sole discretion, deem appropriate, which determinations may be non-uniform and selective and based upon such factors as it deems appropriate in its sole discretion.

    6.4  Acceleration of Vesting and Exercisability.

      (a) Options granted under the Plan shall vest and become immediately exercisable upon Termination of Employment of Optionee with the Company or any Subsidiary as a result of: (i) the Optionee's normal retirement date pursuant to the retirement plan of the Company or its Subsidiary applicable to the Optionee; or (ii) the Optionee's death or disability; provided however, notwithstanding the provisions of this Section 6.4(a), no Option granted under the Plan shall vest or become exercisable until approval of the Plan by the shareholders of the Company as contemplated in Section 3.1 hereof. Termination of Employment of an Optionee with the Company for any reason other than Termination of Employment as a result of those matters specified in the immediately preceding sentence of this Section 6.4(a) shall not result in or cause vesting or exercisability of Options held by such Optionee.

      (b) Immediately prior to a Change of Control, but subject to the provisions of Section 6.5 hereof, all Options granted under this Plan shall vest and become exercisable at the time of a Change of Control provided that the Optionee is employed by the Company at such time; provided however, notwithstanding the provisions of this Section 6.4(b), no Option shall vest or become exercisable until approval of the Plan by the shareholders of the Company as contemplated by Section 3.1 hereof.

      (c) Subject only to the provisions of Section 6.3(a) hereof and notwithstanding any other provisions hereof or any other provision contained in any stock option agreement, the Committee, in its sole discretion, may accelerate the vesting and exercisability of all or any portion of any Option then outstanding. The decision by the Committee to accelerate an Option or to decline to accelerate an Option shall be final. In the event of the acceleration of the exercisability of the Options as a result of a decision by the Committee pursuant hereto, each outstanding Option so accelerated shall be exercisable for a period from and after the date of such acceleration and upon such other terms and conditions as the Committee may determine in its sole discretion. Any outstanding Option which has not been exercised by the Optionee at the end of the period set for exercisability by the Committee pursuant to hereto shall terminate automatically at such time.

      (d) If the vesting of an Option has been accelerated in anticipation of an event and the Committee later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised and otherwise unvested Options.

    6.5  Termination of Options Upon Change of Control.  At the option of the Company upon the occurrence of any Change of Control, the Plan and each Option shall terminate upon the Committee giving notice thereof to all Optionees. In such event, each Optionee shall have the right, exercisable by giving notice within twenty (20) days of the receipt of notice of termination from the Committee, to receive in exchange for Options held by the Optionee that were vested on the effective date of the Change of Control or which were vested as of the effective date as a result of such Change of Control: (i) a cash payment equal to the consideration per share of Common Stock received in such Change of Control transaction (the "Sale Price") less the exercise price of such Option and/or (ii) in the case of a transaction where the stockholders of the Company receive or have the opportunity to receive securities in another

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corporation, partnership or limited liability company and/or other property in exchange for their capital stock of the Company ("Property"), Property with a value equal to the sale price less the exercise price of the Option, it being understood in each case, if the exercise price of an Option is greater than the Sale Price then the Option shall be cancelled with no right to consideration therefor. The determination as to whether an Optionee shall receive cash, Property or a combination thereof shall be made by the Committee in its sole discretion.

    6.6  Expiration of Options.  No Option may be exercised to any extent by anyone after the first to occur of the following events:

      (a) The expiration of ten (10) years from the date the Option was granted;

      (b) With respect to an Incentive Stock Option, in the case of an Optionee owning (within the meaning of Section 424(d) of the Code) at the time the Incentive Stock Option was granted, more that ten percent (10%) of the total combined voting power of all class of stock of the Company or any Subsidiary, the expiration of five (5) years from the date the Incentive Stock Option was granted;

      (c) The expiration of 90 days after the Optionee's Termination of Employment with the Company for any reason other than by Optionee's death or disability, unless the Committee otherwise elects to permit the exercise of such Option for a period of time thereafter; provided however (i) such period of time shall end no later than ten (10) years from the date the Option was granted; (ii) with respect to Incentive Stock Options, if such period of time exceeds 90 days from such Termination of Employment, such Option shall be treated as a Non-Qualified Option; and (iii) the Committee may make such elections in such manner as it deems appropriate which may be nonuniform and selective and based upon such factors as it deems relevant;

      (d) With respect to an Option held by an Optionee who is Disabled at the time of Termination of Employment, the expiration of one year from the date of the Optionee's Termination of Employment;

      (e) The expiration of one year from the date of Termination of Employment by reason of the Optionee's death.

    6.7  Consideration.  In consideration of the granting of an Option, the Committee may, in its discretion, require that the Optionee shall agree to remain in the employ of the Company or Subsidiary for a period of one or more years after the Option is granted.

    6.8  Director Options.  The Director Options shall have the terms set forth in Section 5.5 above.

ARTICLE VII
Exercise Of Options

    7.1  Person Eligible to Exercise.  During the lifetime of an Optionee, only the Optionee may exercise an Option (or any portion thereof) granted to the Optionee. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable stock option agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of any Option, in whole or in part, and the exercise thereof by any transferee thereof.

    7.2  Partial Exercise.  At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable stock option agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may require any partial exercise to be with respect to a specified minimum number of shares.

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    7.3  Manner of Exercise.  An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable stock option agreement:

      (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof then being exercised, stating that such Option or portion is exercised, with such notice complying with all applicable rules established by the Committee; and

      (b) Full payment for the shares with respect to which such Option or portion thereof is thereby being exercised which payment may be as follows:

         (i) By cash or certified check equal to the aggregate option price of the shares with respect to which such Option or portion thereof is being exercised; or

        (ii) With the consent of the Committee, by (A) shares of the Company's Common Stock owned and held by the Optionee for at least six months duly endorsed for transfer to the Company or (B) subject to the requirements of Section 7.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option; in each case, with a fair market value on the date of exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

        (iii) With the consent of the Committee, a promissory note duly executed and delivered by the Optionee in the full amount of the aggregate Option price of the shares with respect to which such Option or portion thereof is thereby exercised, or any portion thereof, in each case upon such terms and conditions (including without limitation, terms regarding rates of interest, payment schedule, collateral or other security) as the Committee may establish in its sole and absolute discretion; or

        (iv) With the consent of the Committee, by delivery to the Committee of irrevocable instructions to the Optionee's broker, which instructions and broker shall be satisfactory to the Committee, to promptly deliver to the Company the aggregate purchase price for the shares with respect to which such Option is being exercised from the sale proceeds for such shares or the loan proceeds from such shares or any other securities which the Optionee may have in his account with such broker, and the Company will deliver shares issuable upon exercise of the Option directly to such broker in accordance with such procedures as the Committee may establish;

        (v) With the consent of the Committee, any combination of the forms of consideration provided in the foregoing subsections;

      (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; provided, that, with the consent of the Committee, any combination of the forms of consideration described in clauses (i) through (v) of subsection (b) hereof may be used to make all or part of such payment;

      (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

      (e) In the event that the Option or portion thereof then being exercised shall be exercised pursuant to Section 7.1 by any person or persons other than the Optionee, appropriate proof, as determined in the Committee's sole discretion, of the right of such person or persons to exercise he Option or portion thereof.

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    7.4  Certain Requirements.  The Committee may, in its sole discretion, limit or restrict the use of Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to satisfy the Option price or the tax withholding consequences of such exercise (i) to such periods following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and/or to such other periods as the Committee shall, in its sole discretion, deem appropriate, (ii) to its receipt of an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Committee) made at least six months (or such other period as the Committee may determine) prior to the payment of such Option price or withholding taxes or (iii) in accordance with such other rules and regulations as the Committee may determine to be necessary or appropriate from time to time.

    7.5  Conditions to Issuance of Stock Certificates.  The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to the fulfillment of all of the following conditions or the waiver thereof by the Committee as determined in its sole discretion:

      (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

      (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

      (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

      (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

      (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

    7.6  Rights as Shareholders.  The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders and except as otherwise permitted in Section 10.3 hereof, no adjustments shall be made for dividends (ordinary or extraordinary whether in cash, securities or other Property or distributions or other rights) in respect of such shares for the record date is prior to the date with respect to shares to be issued upon exercise of Options for which the record date is prior to the date on which such Optionee shall have become the holder of record of such shares.

    7.7  Transfer Restrictions.  If required at any time by the Committee, no shares acquired upon exercise of any Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from(but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restrictions shall be set forth in the respective stock option agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The

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Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

    7.8  Dissolution and Liquidation.  If at any time after an Option has become exercisable and prior to its exercise and expiration, a voluntary dissolution, liquidation (other than a liquidation into another corporation which agrees to continue this Plan) or winding up of the affairs of the Company shall be proposed, the Company shall cause notice in writing to be mailed to each person holding an Option under this Plan, which notice shall be mailed not less than twenty days prior to the closing of the transfer books of the Company or the record date for determination of the holders of Common Stock of the Company entitled to participate in such dissolution, liquidation or winding up, as the case may be, to the end that during such notice period the holder of any Option, to the extent that the same is then exercisable by such holder, subject to the terms of this Article VII, may purchase Common Stock in accordance with the terms of the Option and be entitled, in respect of the number of shares so purchased, to all the rights of the other holders of Common Stock of the Company with respect to such proposed dissolution, liquidation or winding up of the affairs of the Company. Each Option at the time outstanding and all rights thereunder shall terminate at the close of business on the twentieth day after mailing of such notice to the holder of such Option or on the record date for determination of holders of Common Stock entitled to participate in such dissolution, liquidation or winding up, whichever date is later. The voluntary dissolution, liquidation or winding up of the affairs of the Company shall not cause any Option to vest or otherwise accelerate the exercisability thereof is such Option was not otherwise vested or exercisable.

    7.9  Stock Option Agreements.  In the event that an Optionee exercises Options, such Optionee shall comply with all requirements set forth in the stock option agreement for such Options in connection with the purchase of shares of Common Stock under this Plan.

ARTICLE VIII
Administration and Authorization

    8.1  Committee.  Except as otherwise provided herein, the Plan shall be administered by the Committee. Any action of the Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members. To the extent possible and advisable, the Committee may be constituted so as to permit this Plan to comply with Rule 16b-3 promulgated under Section 16 of the Exchange Act and Section 162(m) of the Code.

    8.2  Interpretation; Powers of Committee.  Subject to the express provisions of this Plan and any express limitations on the delegated authority, the Committee is authorized and empowered to administer the Plan and to: (i) determine the dates upon which Options shall be granted, the exercise price of the Options, the number of shares subject to the Options and to specify the other terms and conditions thereof in a manner consistent with this Plan, which terms and conditions may be non-uniform and selective as to the various Options granted and based upon such factors as the Committee deems relevant in its sole and absolute discretion; (ii) interpret the Plan; (iii) grant Options; (iv) determine eligibility and the particular Optionees; (v) determine Fair Market Value; (vi) accelerate the time during which an Option may be exercised in accordance with the provisions hereof and to otherwise accelerate the time during which an Option may be exercised in accordance with the terms hereof, in each case notwithstanding the provisions in any applicable stock option agreement; (vii) reissue the Plan and related benefits hereunder as a direct plan of a Subsidiary or Subsidiaries, converting the Options and Shares issued under this Plan to Options and shares of such Subsidiary or Subsidiaries, as the case may be; (viii) prescribe, amend and rescind rules relating to the Plan; (ix) authorize any persons to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (x) determine the rights and obligations of Optionees under the Plan; and (xi) make all other determinations deemed necessary or advisable for the administration of the Plan.

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    8.3  Binding Determinations.  Any action taken by, or inaction of, the Company, the Board or the Committee relating or pursuant to this Plan will be within the sole discretion of that entity or body and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Committee may act in its sole discretion in matters within their authority related to this Plan.

    8.4  Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Committee may obtain and may rely upon the advise of experts, including employees of and professional advisors to the Company.

    8.5  Delegation.  The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

    8.6  No Liability.  No director, officer or agent of the Company (including, without limitation, members of the Committee) will be liable for any action, omission or decision under this Plan taken, made or omitted in good faith.

ARTICLE IX
Amendment and Termination of Plan

    9.1  Amendment of Plan.

      (a)  Generally.  The Plan may be amended at any time and from time to time by the Board of Directors of the Company but no amendment which (i) increases the aggregate number of shares of Common Stock which may be issued and sold under this Plan other than adjustments pursuant to Section 10.3, (ii) decreases the minimum Option price provided in this Plan, (iii) extends the period during which Options may be granted under this Plan, or (vi) changes the class of Employees eligible to receive Options, shall be effective unless and until the same is approved by the affirmative vote, in person or by proxy, of the holders of a majority of the shares of Common Stock of the Company present and entitled to vote at a meeting held to take such action at which a quorum is present. No amendment of this Plan may terminate such an Option of an Optionee or materially and adversely affect such Optionee's rights thereunder without the consent of such Optionee; provided however, nothing contained herein shall limit or restrict the right to terminate this Plan in accordance with its terms or the provisions of Sections 3.1 and 3.2 hereof, notwithstanding any material and adverse effect on the rights of Optionees hereunder.

      (b)  Amendments Relating to Incentive Stock Options.  To the extent applicable, this Plan is intended to permit the issuance of Incentive Stock Options in accordance with the provisions of Section 422A of the Code. The Plan may be modified or amended at any time, both prospectively and retroactively, and in such manner as to affect Incentive Stock Options previously granted, if such amendment or modification is necessary for this Plan and the Incentive Stock Options granted hereunder to qualify under said provisions of the Code.

    9.2  Termination.  The Board of Directors of the Company may at any time terminate this Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, this Plan shall terminate on the tenth anniversary of the effective date of the Plan. No Options may be granted after this Plan has terminated. After this Plan shall terminate, the function of the Committee will be limited to supervising the administration of Options previously granted.

ARTICLE X
Miscellaneous Provisions

    10.1  Restrictions upon Resale of Unregistered Stock.  Without limiting any other provisions hereof, if the shares of Common Stock that have been transferred to an Optionee pursuant to the terms of this Plan are not registered under the 1933 Act, pursuant to an effective registration statement, such Optionee, if the

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Committee shall deem it advisable, may be required to represent and agree in writing (i) that any shares of Common Stock acquired by such Optionee pursuant to this Plan will not be sold except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act and (ii) that such Optionee is acquiring such shares of Common Stock for such Optionee's own account and not with a view to the distribution thereof.

    10.2  Reclassification of Incentive Stock Options.  Notwithstanding anything contained herein to the contrary, to the extent any Option which is intended to qualify as an Incentive Stock Option cannot so qualify, such Option, to that extent, shall be deemed to be a Non-Qualified Option under the Code for all purposes of the Plan.

    10.3  Adjustments.  Subject to the provisions of Section 6.5 hereof, if the outstanding shares of Common Stock are changed into, or exchanged for, a different number or kind of shares or securities of the Company through any capital reorganization or reclassification, or if the number of outstanding shares has changed through a stock dividend, stock split, reverse stock split of other similar transaction of the Company (or any other transaction described in Section 424(a) of the Code) or if any other event shall occur which shall increase or decrease the amount of capital stock outstanding, an appropriate adjustment may be made by the Committee in the number, kind and/or exercise price of Common Stock as to which Options have been granted under the Plan. A corresponding adjustment may likewise be made in the number and kind and/or exercise price of shares with respect to which unvested Options have theretofore been granted. Any such adjustment in an outstanding Option, however, shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option. In making such adjustment, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of counsel and accountants to the Company and the good faith determination of the Committee shall be final, conclusive and binding. No fractional shares of stock shall be issued or issuable under the Plan on account of any such adjustments.

    10.4  Withholding of Taxes.  Without limiting any other provision hereof, each Optionee who exercises an Option to purchase Common Stock shall, prior to the issuance of any shares, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any taxes of any kind required by law to be withheld with respect to the transfer to such Optionee of such shares of Common Stock and/or amounts upon exercise of such Option.

    10.5  Use of Proceeds.  The proceeds from the sale of Common Stock pursuant to Options granted under this Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

    10.6  Other Grants.  Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are or are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation as the result of which it becomes a Subsidiary of the Company. The terms and conditions of the substituted Options so granted may vary from the terms and conditions set forth herein to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the substituted stock incentives.

    10.7  Other Benefits.  Nothing contained herein shall prevent the Company from establishing other incentive plans in which Employees under the Plan may also participate. No award under this Plan shall be considered as salary, compensation or bonus in calculating the amount of any payment under any pension, retirement or other employee benefit plan for which the recipient is eligible unless any such insurance, pension, retirement or other employee benefit plan expressly provides that awards under this Plan shall be considered as compensation under such plan and specifies the manner in which such awards are to be so considered

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Exhibit B

CLICKSHIP DIRECT, INC.
2000 STOCK INCENTIVE PLAN

ARTICLE I
Description; Purposes; Effect on Other Plans

    1.1  Description of Plan.  This is the ClickShip Direct, Inc. 2000 Stock Incentive Plan (the "Plan"). This Plan will provide a means whereby designated employees, consultants and directors of the Company may purchase shares of the Common Stock, par value $.01, of the Company. It is intended that the options under this Plan will either qualify for treatment as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended and be designated "Incentive Stock Options" or not qualify for such treatment and be designated "Non-Qualified Options".

    1.2  Purposes of Plan.  The purpose of the Plan is to provide incentives to employees and consultants of the Company and/or any Subsidiary who contribute, or are expected to contribute, to the success of the Company and any such Subsidiary to provide a means of rewarding outstanding performance, and to enhance the interest of such employees in the Company's continued success and progress by providing them a proprietary interest in the Company. It is also intended that this Plan will enhance the Company's ability to maintain a competitive position in attracting and retaining qualified personnel necessary for the continued success and progress of the Company. In addition, the Plan provides for the grant of a specified stock option to non-employee directors of the Company when the director is initially elected a director of the Company.

    1.3  Effect of Plan Upon Other Option and Compensation Plans.  Except as otherwise set forth herein, the adoption of this Plan shall not effect any other compensation or incentive plan in effect for the Company or any Subsidiary, including but not limited to the Damark International, Inc. 1991 Stock Option Plan, as now or hereafter amended, and the Damark International, Inc. 2000 Stock Incentive Plan, as the same may be amended from time to time. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary to (a) establish any other forms of incentive or compensation for employees of the Company or any Subsidiary or (b) grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

ARTICLE II
Definitions

    2.1 Certain terms used herein shall have the meaning stated below.

    "Board" or "Board of Directors" means the Board of Directors of the Company.

    "Change of Control" means the occurrence of any of the following: (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended, except that such term shall not include the Company or any of its Subsidiaries, any employee benefit plan of the Company or a Subsidiary, Mark A. Cohn or any entity which reports beneficial ownership of the Company's outstanding securities on Schedule 13G pursuant to Regulation 240.13d-1 promulgated under the Exchange Act) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 35% of more of the voting power of all of the Company's then outstanding securities, (ii) a merger, consolidation or other reorganization of the Company is consummated and the shares of the Company's

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Common Stock held by shareholders of the Company immediately prior to the consummation of such transaction represent less than 50% of the voting power of the outstanding shares of the entity resulting from such transaction immediately after the consummation of such transaction, or (iii) all or substantially all of the assets or business of the Company are sold.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Committee" means the committee appointed by the Board to administer this Plan pursuant to Article VIII or, if no Committee is appointed, the Board.

    "Common Stock" means the presently authorized common stock of the Company, par value $.01 per share.

    "Company" means ClickShip Direct, Inc., a Minnesota corporation.

    "Converted Options" shall have the meaning as defined in Section 3.2.

    "Disability" means a physical or mental impairment of sufficient severity such that an Employee is permanently unable to continue his employment with the Company as determined by the Committee.

    "Employee" means any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan. To the extent not included in the foregoing and subject to the applicable provisions of the Code, "Employee" shall also mean any consultant (other than a director) of the Company, or any Subsidiary.

    "Fair Market Value" means the fair market value of the Company's Common Stock as determined by the Committee on the basis of available prices for such Common Stock or in such other manner as the Committee, acting in good faith, deems appropriate.

    "Incentive Stock Option" means an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

    "Non-Employee Director" means a member of the Company's Board of Directors who has not been employed by the Company as an employee.

    "Non-Qualified Option" means an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

    "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

    "Option" means an Option to purchase Common Stock of the Company granted under the Plan, including a Director Option. "Options" include both Incentive Stock Options and Non-Qualified Options as well as the Director Options.

    "Optionee" means the holder of an Option granted under the Plan.

    "Plan" means this ClickShip Direct, Inc. 2000 Stock Incentive Plan, as set forth herein and as from time to time amended.

    "Property" shall have the meaning ascribed to it in Section 6.5.

    "Sale Price" shall have the meaning ascribed to it in Section 6.5.

    "Secretary" shall mean the Secretary of the Company

    "Securities Act" or "1933 Act" means the Securities Act of 1933, as amended.

    "Subsidiary" means a subsidiary, as defined in Section 424(f) of the Code, with respect to the Company.

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    "Termination of Employment" means the time when an Optionee ceases to be an Employee for any reason, with or without case, including, but not by way of limitation, by resignation, discharge, death or retirement but excluding terminations where there is a simultaneous reemployment by the Company or a Subsidiary or any entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the Company. The Committee, in its absolute discretion, with respect to all Options hereunder, shall determine all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether particular leaves of absence constitute Terminations of Employment; provided however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment, if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said section.

ARTICLE III
Shareholder Approval;
Unexercised Options; Reservations of Shares

    3.1  Shareholder Approval.  This Plan as approved by the Board of Directors on November 20, 2000, shall be subject to approval by the affirmative vote of the holders of a majority of the Company's Common Stock at a meeting of shareholders, which approval must be obtained no later than November 19, 2001, failing which this Plan shall terminate and be of no further force and effect and any and all Options granted hereunder shall terminate without exercise or any survival of any right of claims with respect thereto.

    3.2  Shares Reserved Under Plan.  The shares of stock subject to Options shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall be 3,000,000 shares, plus the number of shares issuable under options granted prior to January 1, 2000 (the "Converted Options") to purchase shares of Class A common stock of Damark International, Inc. ("Damark"), a Minnesota corporation and, as of the adoption of this Plan, the holder of all of the outstanding shares of the Company's Common Stock, that are converted into options to purchase the Company's Common Stock as a result of the distribution by Damark to its shareholders of the shares of the Company's Common Stock owned by Damark. Such number shall be adjusted for any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split of other similar transaction of the Company as provided in Section 10.3 hereof. The shares to be issued upon exercise of Options may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. Shares issued pursuant to this Plan shall be subject to all applicable provisions of the Articles of Incorporation and Bylaws of the Company in existence at the time of issuance of such shares and at all times thereafter.

    3.3  Unexercised Options.  Upon the expiration or termination, in whole or in part, for any reason of an outstanding Option or any portion thereof which shall not have vested or shall not have been exercised in full or in the event that any Common Stock acquired pursuant to the Plan is reacquired by the Company (a) any such Common Stock which has not been purchased or (b) any Common Stock reacquired, as the case may be, shall again become available for the granting of additional Options under the Plan.

ARTICLE IV
Participation in Plan

    4.1  Eligibility to Receive Options.  Options under this Plan may be granted only to Employees who are employed by the Company or a Subsidiary on the date the Option is granted and who the Committee believes are in a position to make an important contribution to the success of the Company, all as determined by the Committee. The Non-Employee Directors are also eligible to receive options under the Plan upon his or her initial election to the Company's Board of Directors as provided in Section 5.5.

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    4.2  Participation Not Guarantee of Employment.  Nothing in this Plan or in the instrument evidencing the grant of an Option shall in any manner be construed to limit in any way the right of the Company or a Subsidiary to terminate an Employee's employment at any time without regard to the effect of such termination on any rights such Employee would otherwise have under this Plan, or give any right to such an Employee to remain employed by the Company or a Subsidiary in any particular position or at any particular rate of compensation.

ARTICLE V
Granting of Options

    5.1  Granting of Options.  Subject to the provisions hereof, the Committee shall, from time to time, in its absolute discretion:

      (a) Determine which Employees are in a position to make an important contribution to the success of the Company (including those to whom Options have been previously granted under the Plan or any other plan of the Company) and which of them in the opinion of the Committee should be granted Options;

      (b) Determine the number of shares to be subject to such Options granted to such selected Employees and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

      (c) Determine the terms and conditions of such Options, consistent with the Plan.

In selecting Employees to whom Options shall be granted hereunder, the number of shares to be subject to such Options and the terms and conditions of such Options, the Committee shall have sole and absolute discretion and shall be free to make nonuniform and selective determinations based upon such factors as it deems relevant.

    5.2  Conditions to Grant.  Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions in the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion, and on such terms as it deems appropriate, require as a condition of the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised options which have been previously granted to the Employee. An Option, the grant of which is conditioned upon such surrender, may have an option price lower or higher than the option price of the surrendered option, may cover the same or a lesser or a greater number of shares of Common Stock as the surrendered option, may contain such other terms and conditions as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period of any other term of condition of the surrendered option.

    5.3  Expiration of Granting Powers.  All Options under this Plan shall be granted within ten (10) years of November 15, 2000, the date on which this Plan was adopted by the Board of Directors.

    5.4  Annual Per Employee Limitation.  The number of shares of Common Stock subject to all Options granted to any Employee during any calendar year shall not exceed 250,000 shares.

    5.5  Automatic Grant to Non-Employee Director.  Upon the election of a Non-Employee Director to the Company's Board of Directors, there shall be granted to such Non-Employee Director a Non-Qualified Option to purchase       shares of Common Stock at an exercise price equal to the Fair Market Value per share of the Common Stock on the date of such election (the "Director Option"). Each Director Option shall vest in three equal annual installments commencing on the first date of the Non-Employee Director's election to the Board of Directors and shall expire on the earlier of ten years after the grant of the Director Option or one year after the Non-Employee Director's service on the Board of Directors has ceased for any reason. Vesting of the Director option shall accelerate upon a Change of Control or the death or disability of the Non-Employee Director. Each Non-Employee Director shall be

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eligible for only one Director Option. The aggregate number of shares of Common Stock that can be subject to Director Options granted pursuant to this Section 5.5 shall not exceed             of the shares reserved for issuance under the Plan pursuant to Section 3.2; provided that any shares of Common Stock subject to any Director Option that expires unexercised shall become available for additional Director Options under the Plan.

ARTICLE VI
Term of Options

    6.1  Option Agreement.  Each Option shall be evidenced by a written stock option agreement which shall be executed by the Optionee and an authorized Officer of the Company and shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, which terms and conditions need not be the same for all Options. Stock option agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Option as "incentive stock options" under Section 422 of the Code. To the extent appropriate to avoid a "modification" or other event described in Section 425(h) of the Code, an Optionee's rights under an Incentive Stock Option shall be set forth in the option agreement for such Option entered into at the date of the grant so as to preclude any requirement that further Committee consent be given after the date of the grant.

    6.2  Option Price.  The price of the shares subject to each Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value per share of such Common Stock on the date such Option is granted for Incentive Stock Options and 85% of the Fair Market Value per share of such Common Stock on the date the Option is granted for Non-Qualified Options; provided however, that, in the case of an Incentive Stock Option to be granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the purchase price per share shall not be less than 110% of the Fair Market Value per share of such Common Stock on the date the Option is granted. The purchase price may be subject to adjustment in accordance with the provisions of Section 10.3 hereof.

    6.3  Commencement of Exercisability.

      (a) No Option shall vest or be exercisable in whole or in part until shareholder approval of the Plan has been obtained as contemplated by Section 3.1 hereof.

      (b) No Option may be exercised in whole or in part during the six months after such Option is granted, except as otherwise set forth herein.

      (c) Each Option granted hereunder shall be subject to such vesting schedule (which may be cumulative or non-cumulative), conditions, restrictions and other provisions as the Committee shall, in its sole and absolute discretion, deem necessary or appropriate, which determinations may be non-uniform and selective and based upon such factors as it deems relevant in its sole and absolute discretion, except the Director Options shall have the terms set forth in Section 5.5.

      (d) Upon approval of the Plan by the shareholders of the Company as contemplated by Section 3.1, the Committee shall have the right to accelerate the vesting of any outstanding Option, or any portion thereof, at any time and from time to time, and upon such terms and conditions as it shall determine in its sole discretion, except the Director Options shall have the terms set forth in Section 5.5.

      (e) Notwithstanding any other provision of this Plan, to the extent that the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the shares of the Company's stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable by any Optionee for the first time by such Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary) exceeds $100,000, such Options shall be an Incentive Stock Option only to the extent permitted hereby and

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  under the Code and the balance thereof shall be treated as Non-Qualified Options for purposes of this Plan and the Code notwithstanding an earlier designation thereof. For purposes of this Section, Options shall be taken into account in the order in which they were granted.

      (f)  Notwithstanding the provisions of paragraph (b) above, the Committee shall have the right to issue Options hereunder which are immediately exercisable on the date of grant, except the Director Options shall have the terms set forth in Section 5.5; provided, however, that in such event, the shares of Common Stock to be issued thereunder shall be subject to such restrictions on transfer and forfeiture, if any, as the Committee shall, in its sole discretion, deem appropriate, which determinations may be non-uniform and selective and based upon such factors as it deems appropriate in its sole discretion.

    6.4  Acceleration of Vesting and Exercisability.

      (a) Options granted under the Plan shall vest and become immediately exercisable upon Termination of Employment of Optionee with the Company or any Subsidiary as a result of: (i) the Optionee's normal retirement date pursuant to the retirement plan of the Company or its Subsidiary applicable to the Optionee; or (ii) the Optionee's death or disability; provided however, notwithstanding the provisions of this Section 6.4(a), no Option granted under the Plan shall vest or become exercisable until approval of the Plan by the shareholders of the Company as contemplated in Section 3.1 hereof. Termination of Employment of an Optionee with the Company for any reason other than Termination of Employment as a result of those matters specified in the immediately preceding sentence of this Section 6.4(a) shall not result in or cause vesting or exercisability of Options held by such Optionee.

      (b) Immediately prior to a Change of Control, but subject to the provisions of Section 6.5 hereof, all Options granted under this Plan shall vest and become exercisable at the time of a Change of Control provided that the Optionee is employed by the Company at such time; provided however, notwithstanding the provisions of this Section 6.4(b), no Option shall vest or become exercisable until approval of the Plan by the shareholders of the Company as contemplated by Section 3.1 hereof.

      (c) Subject only to the provisions of Section 6.3(a) hereof and notwithstanding any other provisions hereof or any other provision contained in any stock option agreement, the Committee, in its sole discretion, may accelerate the vesting and exercisability of all or any portion of any Option then outstanding. The decision by the Committee to accelerate an Option or to decline to accelerate an Option shall be final. In the event of the acceleration of the exercisability of the Options as a result of a decision by the Committee pursuant hereto, each outstanding Option so accelerated shall be exercisable for a period from and after the date of such acceleration and upon such other terms and conditions as the Committee may determine in its sole discretion. Any outstanding Option which has not been exercised by the Optionee at the end of the period set for exercisability by the Committee pursuant to hereto shall terminate automatically at such time.

      (d) If the vesting of an Option has been accelerated in anticipation of an event and the Committee later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised and otherwise unvested Options.

    6.5  Termination of Options Upon Change of Control.  At the option of the Company upon the occurrence of any Change of Control, the Plan and each Option shall terminate upon the Committee giving notice thereof to all Optionees. In such event, each Optionee shall have the right, exercisable by giving notice within twenty (20) days of the receipt of notice of termination from the Committee, to receive in exchange for Options held by the Optionee that were vested on the effective date of the Change of Control or which were vested as of the effective date as a result of such Change of Control: (i) a cash payment equal to the consideration per share of Common Stock received in such Change of Control transaction (the "Sale Price") less the exercise price of such Option and/or (ii) in the case of a transaction where the stockholders of the Company receive or have the opportunity to receive securities in another

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corporation, partnership or limited liability company and/or other property in exchange for their capital stock of the Company ("Property"), Property with a value equal to the sale price less the exercise price of the Option, it being understood in each case, if the exercise price of an Option is greater than the Sale Price then the Option shall be cancelled with no right to consideration therefor. The determination as to whether an Optionee shall receive cash, Property or a combination thereof shall be made by the Committee in its sole discretion.

    6.6  Expiration of Options.  No Option may be exercised to any extent by anyone after the first to occur of the following events:

      (a) The expiration of ten (10) years from the date the Option was granted;

      (b) With respect to an Incentive Stock Option, in the case of an Optionee owning (within the meaning of Section 424(d) of the Code) at the time the Incentive Stock Option was granted, more that ten percent (10%) of the total combined voting power of all class of stock of the Company or any Subsidiary, the expiration of five (5) years from the date the Incentive Stock Option was granted;

      (c) The expiration of 90 days after the Optionee's Termination of Employment with the Company for any reason other than by Optionee's death or disability, unless the Committee otherwise elects to permit the exercise of such Option for a period of time thereafter; provided however (i) such period of time shall end no later than ten (10) years from the date the Option was granted; (ii) with respect to Incentive Stock Options, if such period of time exceeds 90 days from such Termination of Employment such Option shall be treated as a Non-Qualified Option; and (iii) the Committee may make such elections in such manner as it deems appropriate which may be nonuniform and selective and based upon such factors as it deems relevant;

      (d) With respect to an Option held by an Optionee who is Disabled at the time of Termination of Employment, the expiration of one year from the date of the Optionee's Termination of Employment;

      (e) The expiration of one year from the date of Termination of Employment by reason of the Optionee's death.

    6.7  Consideration.  In consideration of the granting of an Option, the Committee may, in its discretion, require that the Optionee shall agree to remain in the employ of the Company or Subsidiary for a period of one or more years after the Option is granted.

    6.8  Director Options.  The Director Options shall have the terms set forth in Section 5.5 above.

ARTICLE VII
Exercise Of Options

    7.1  Person Eligible to Exercise.  During the lifetime of an Optionee, only the Optionee may exercise an Option (or any portion thereof) granted to the Optionee. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable stock option agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of any Option, in whole or in part, and the exercise thereof by any transferee thereof.

    7.2  Partial Exercise.  At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable stock option agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may require any partial exercise to be with respect to a specified minimum number of shares.

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    7.3  Manner of Exercise.  An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable stock option agreement:

      (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof then being exercised, stating that such Option or portion is exercised, with such notice complying with all applicable rules established by the Committee; and

      (b) Full payment for the shares with respect to which such Option or portion thereof is thereby being exercised which payment may be as follows:

         (i) By cash or certified check equal to the aggregate option price of the shares with respect to which such Option or portion thereof is being exercised; or

        (ii) With the consent of the Committee, by (A) shares of the Company's Common Stock owned and held by the Optionee for at least six months duly endorsed for transfer to the Company or (B) subject to the requirements of Section 7.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option; in each case, with a fair market value on the date of exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

        (iii) With the consent of the Committee, a promissory note duly executed and delivered by the Optionee in the full amount of the aggregate Option price of the shares with respect to which such Option or portion thereof is thereby exercised, or any portion thereof, in each case upon such terms and conditions (including without limitation, terms regarding rates of interest, payment schedule, collateral or other security) as the Committee may establish in its sole and absolute discretion; or

        (iv) With the consent of the Committee, by delivery to the Committee of irrevocable instructions to the Optionee's broker, which instructions and broker shall be satisfactory to the Committee, to promptly deliver to the Company the aggregate purchase price for the shares with respect to which such Option is being exercised from the sale proceeds for such shares or the loan proceeds from such shares or any other securities which the Optionee may have in his account with such broker, and the Company will deliver shares issuable upon exercise of the Option directly to such broker in accordance with such procedures as the Committee may establish;

        (v) With the consent of the Committee, any combination of the forms of consideration provided in the foregoing subsections;

      (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; provided, that, with the consent of the Committee, any combination of the forms of consideration described in clauses (i) through (v) of subsection (b) hereof may be used to make all or part of such payment;

      (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

      (e) In the event that the Option or portion thereof then being exercised shall be exercised pursuant to Section 7.1 by any person or persons other than the Optionee, appropriate proof, as determined in the Committee's sole discretion, of the right of such person or persons to exercise he Option or portion thereof.

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    7.4  Certain Requirements.  The Committee may, in its sole discretion, limit or restrict the use of Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to satisfy the Option price or the tax withholding consequences of such exercise (i) to such periods following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and/or to such other periods as the Committee shall, in its sole discretion, deem appropriate, (ii) to its receipt of an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Committee) made at least six months (or such other period as the Committee may determine) prior to the payment of such Option price or withholding taxes or (iii) in accordance with such other rules and regulations as the Committee may determine to be necessary or appropriate from time to time.

    7.5  Conditions to Issuance of Stock Certificates.  The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to the fulfillment of all of the following conditions or the waiver thereof by the Committee as determined in its sole discretion:

      (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

      (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

      (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

      (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

      (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

    7.6  Rights as Shareholders.  The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders and except as otherwise permitted in Section 10.3 hereof, no adjustments shall be made for dividends (ordinary or extraordinary whether in cash, securities or other Property or distributions or other rights) in respect of such shares for the record date is prior to the date with respect to shares to be issued upon exercise of Options for which the record date is prior to the date on which such Optionee shall have become the holder of record of such shares.

    7.7  Transfer Restrictions.  If required at any time by the Committee, no shares acquired upon exercise of any Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from(but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restrictions shall be set forth in the respective stock option agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The

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Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

    7.8  Dissolution and Liquidation.  If at any time after an Option has become exercisable and prior to its exercise and expiration, a voluntary dissolution, liquidation (other than a liquidation into another corporation which agrees to continue this Plan) or winding up of the affairs of the Company shall be proposed, the Company shall cause notice in writing to be mailed to each person holding an Option under this Plan, which notice shall be mailed not less than twenty days prior to the closing of the transfer books of the Company or the record date for determination of the holders of Common Stock of the Company entitled to participate in such dissolution, liquidation or winding up, as the case may be, to the end that during such notice period the holder of any Option, to the extent that the same is then exercisable by such holder, subject to the terms of this Article VII, may purchase Common Stock in accordance with the terms of the Option and be entitled, in respect of the number of shares so purchased, to all the rights of the other holders of Common Stock of the Company with respect to such proposed dissolution, liquidation or winding up of the affairs of the Company. Each Option at the time outstanding and all rights thereunder shall terminate at the close of business on the twentieth day after mailing of such notice to the holder of such Option or on the record date for determination of holders of Common Stock entitled to participate in such dissolution, liquidation or winding up, whichever date is later. The voluntary dissolution, liquidation or winding up of the affairs of the Company shall not cause any Option to vest or otherwise accelerate the exercisability thereof is such Option was not otherwise vested or exercisable.

    7.9  Stock Option Agreements.  In the event that an Optionee exercises Options, such Optionee shall comply with all requirements set forth in the stock option agreement for such Options in connection with the purchase of shares of Common Stock under this Plan.

ARTICLE VIII
Administration and Authorization

    8.1  Committee.  Except as otherwise provided herein, the Plan and the Converted Options shall be administered by the Committee. Any action of the Committee with respect to administration of the Plan and the Converted Options shall be taken by a majority vote or written consent of its members. To the extent possible and advisable, the Committee may be constituted so as to permit this Plan to comply with Rule 16b-3 promulgated under Section 16 of the Exchange Act and Section 162(m) of the Code.

    8.2  Interpretation; Powers of Committee.  Subject to the express provisions of this Plan and any express limitations on the delegated authority, the Committee is authorized and empowered to administer the Plan and to: (i) determine the dates upon which Options shall be granted, the exercise price of the Options, the number of shares subject to the Options and to specify the other terms and conditions thereof in a manner consistent with this Plan, which terms and conditions may be non-uniform and selective as to the various Options granted and based upon such factors as the Committee deems relevant in its sole and absolute discretion; (ii) interpret the Plan; (iii) grant Options; (iv) determine eligibility and the particular Optionees; (v) determine Fair Market Value; (vi) accelerate the time during which an Option may be exercised in accordance with the provisions hereof and to otherwise accelerate the time during which an Option may be exercised in accordance with the terms hereof, in each case notwithstanding the provisions in any applicable stock option agreement; (vii) reissue the Plan and related benefits hereunder as a direct plan of a Subsidiary or Subsidiaries, converting the Options and Shares issued under this Plan to Options and shares of such Subsidiary or Subsidiaries, as the case may be; (viii) prescribe, amend and rescind rules relating to the Plan; (ix) authorize any persons to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (x) determine the rights and obligations of Optionees under the Plan; and (xi) make all other determinations deemed necessary or advisable for the administration of the Plan.

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    8.3  Binding Determinations.  Any action taken by, or inaction of, the Company, the Board or the Committee relating or pursuant to this Plan will be within the sole discretion of that entity or body and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Committee may act in its sole discretion in matters within their authority related to this Plan.

    8.4  Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Committee may obtain and may rely upon the advise of experts, including employees of and professional advisors to the Company.

    8.5  Delegation.  The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

    8.6  No Liability.  No director, officer or agent of the Company (including, without limitation, members of the Committee) will be liable for any action, omission or decision under this Plan taken, made or omitted in good faith.

ARTICLE IX
Amendment and Termination of Plan

    9.1  Amendment of Plan.

      (a)  Generally.  The Plan may be amended at any time and from time to time by the Board of Directors of the Company but no amendment which (i) increases the aggregate number of shares of Common Stock which may be issued and sold under this Plan other than adjustments pursuant to Section 10.3, (ii) decreases the minimum Option price provided in this Plan, (iii) extends the period during which Options may be granted under this Plan, or (vi) changes the class of Employees eligible to receive Options, shall be effective unless and until the same is approved by the affirmative vote, in person or by proxy, of the holders of a majority of the shares of Common Stock of the Company present and entitled to vote at a meeting held to take such action at which a quorum is present. No amendment of this Plan may terminate such an Option of an Optionee or materially and adversely affect such Optionee's rights thereunder without the consent of such Optionee; provided however, nothing contained herein shall limit or restrict the right to terminate this Plan in accordance with its terms or the provisions of Sections 3.1 and 3.2 hereof, notwithstanding any material and adverse effect on the rights of Optionees hereunder.

      (b)  Amendments Relating to Incentive Stock Options.  To the extent applicable, this Plan is intended to permit the issuance of Incentive Stock Options in accordance with the provisions of Section 422A of the Code. The Plan may be modified or amended at any time, both prospectively and retroactively, and in such manner as to affect Incentive Stock Options previously granted, if such amendment or modification is necessary for this Plan and the Incentive Stock Options granted hereunder to qualify under said provisions of the Code.

    9.2  Termination.  The Board of Directors of the Company may at any time terminate this Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, this Plan shall terminate on the tenth anniversary of the effective date of the Plan. No Options may be granted after this Plan has terminated. After this Plan shall terminate, the function of the Committee will be limited to supervising the administration of Options previously granted.

ARTICLE X
Miscellaneous Provisions

    10.1  Restrictions upon Resale of Unregistered Stock.  Without limiting any other provisions hereof, if the shares of Common Stock that have been transferred to an Optionee pursuant to the terms of this Plan are not registered under the 1933 Act, pursuant to an effective registration statement, such Optionee, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any shares of

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Common Stock acquired by such Optionee pursuant to this Plan will not be sold except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act and (ii) that such Optionee is acquiring such shares of Common Stock for such Optionee's own account and not with a view to the distribution thereof.

    10.2  Reclassification of Incentive Stock Options.  Notwithstanding anything contained herein to the contrary, to the extent any Option which is intended to qualify as an Incentive Stock Option cannot so qualify, such Option, to that extent, shall be deemed to be a Non-Qualified Option under the Code for all purposes of the Plan.

    10.3  Adjustments.  Subject to the provisions of Section 6.5 hereof, if the outstanding shares of Common Stock are changed into, or exchanged for, a different number or kind of shares or securities of the Company through any capital reorganization or reclassification, or if the number of outstanding shares has changed through a stock dividend, stock split, reverse stock split of other similar transaction of the Company (or any other transaction described in Section 424(a) of the Code) or if any other event shall occur which shall increase or decrease the amount of capital stock outstanding, an appropriate adjustment may be made by the Committee and the number, kind and/or exercise price of Common Stock as to which Options have been granted under the Plan. A corresponding adjustment may likewise be made in the number and kind and/or exercise price of shares with respect to which unvested Options have theretofore been granted. Any such adjustment in an outstanding Option, however, shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option. In making such adjustment, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of counsel and accountants to the Company and the good faith determination of the Committee shall be final, conclusive and binding. No fractional shares of stock shall be issued or issuable under the Plan on account of any such adjustments.

    10.4  Withholding of Taxes.  Without limiting any other provision hereof, each Optionee who exercises an Option to purchase Common Stock shall, prior to the issuance of any shares, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any taxes of any kind required by law to be withheld with respect to the transfer to such Optionee of such shares of Common Stock and/or amounts upon exercise of such Option.

    10.5  Use of Proceeds.  The proceeds from the sale of Common Stock pursuant to Options granted under this Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

    10.6  Other Grants.  Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are or are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation as the result of which it becomes a Subsidiary of the Company. The terms and conditions of the substituted Options so granted may vary from the terms and conditions set forth herein to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the substituted stock incentives.

    10.7  Other Benefits.  Nothing contained herein shall prevent the Company from establishing other incentive plans in which Employees under the Plan may also participate. No award under this Plan shall be considered as salary, compensation or bonus in calculating the amount of any payment under any pension, retirement or other employee benefit plan for which the recipient is eligible unless any such insurance, pension, retirement or other employee benefit plan expressly provides that awards under this Plan shall be considered as compensation under such plan and specifies the manner in which such awards are to be so considered.

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DAMARK INTERNATIONAL, INC.
SPECIAL MEETING OF SHAREHOLDERS
Friday, December 29, 2000 10:30 a.m.
DAMARK INTERNATIONAL, INC. 7101 Winnetka Avenue North Brooklyn Park, Minnesota 55428

DAMARK INTERNATIONAL, INC. 7101 Winnetka Avenue North Brooklyn Park, Minnesota 55428	proxy

This Proxy is solicited on behalf of the Board of Directors for the Special Meeting of Shareholders on December 29, 2000.

The undersigned, hereby appoints Mark A. Cohn and George S. Richards, or either of them, as proxies, each with full power of substitution, to represent and to vote, as designated below, all the undersigned's shares of Common Stock of Damark International, Inc., which the undersigned would be entitled to vote at the Special Meeting of Shareholders to be held on Friday, December 29, 2000 at 10:30 a.m., and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted 'FOR' proposals 1, 2, 3, 4, 5, 6 and 7.

PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

There are three ways to vote your Proxy	COMPANY # CONTROL #

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

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Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.

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You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

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Follow the simple instructions the Voice provides you.

VOTE BY INTERNET — www.eproxy.com/DMRK/ — QUICK *** EASY *** IMMEDIATE

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Use the Internet to vote your proxy 24 hours a day, 7 days a week.

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You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Damark International, Inc., c/o Shareowner Services,sm P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

1.	To elect George S. Richards as a director for a three-year term ending in the year 2003.	/ /	For	/ /	Against	/ /	Abstain
2.	To approve the Damark International, Inc. 2000 Stock Incentive Plan.	/ /	For	/ /	Against	/ /	Abstain

Please fold here

3.	To approve the ClickShip Direct, Inc. 2000 Stock Incentive Plan.	/ /	For	/ /	Against	/ /	Abstain
4.	To approve the amendment to the Restated Articles of Incorporation to change our corporate name to Provell, Inc., the name under which our membership services business is operated.	/ /	For	/ /	Against	/ /	Abstain
5.	To approve the issuance of shares of our Class A Common Stock for the payment of dividends on and the redemption price of the shares of Series D Preferred Stock that we issued on September 29, 2000.	/ /	For	/ /	Against	/ /	Abstain
6.	To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.	/ /	For	/ /	Against	/ /	Abstain
7.	To transact such other business, if any, as may properly come before the meeting or any adjournments thereof	/ /	For	/ /	Against	/ /	Abstain

Please vote, date, sign and mail promptly this proxy in the enclosed envelope. When there is more than one owner, each should sign. When signing as attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the full corporation name should be given, and this proxy should be signed by a duly authorized officer, showing his or her title.				Dated:

Signature(s) in Box
(Please sign exactly as name appears hereon. Joint owners should each sign.) Where applicable, indicate official position or representative capacity.

QuickLinks

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Proposal No. 1 ELECTION OF DIRECTOR
EXECUTIVE COMPENSATION AND OTHER INFORMATION
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPARATIVE STOCK PERFORMANCE
Proposal No. 2 APPROVAL OF DAMARK INTERNATIONAL, INC. 2000 STOCK INCENTIVE PLAN
Proposal No. 3 APPROVAL OF CLICKSHIP DIRECT, INC. 2000 STOCK INCENTIVE PLAN
Proposal No. 4 APPROVAL OF AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION OF DAMARK INTERNATIONAL, INC.
Proposal No. 5 APPROVAL OF ISSUANCE OF COMMON STOCK FOR DIVIDENDS ON SERIES D PREFERRED STOCK, AND UPON REDEMPTION OF SERIES D PREFERRED STOCK
Proposal No. 6 APPOINTMENT OF INDEPENDENT AUDITORS
SUBMISSION OF SHAREHOLDER PROPOSALS
OTHER MATTERS
ARTICLE I Description; Purposes; Effect on Other Plans
ARTICLE II Definitions
ARTICLE III Shareholder Approval; Unexercised Options; Reservations of Shares
ARTICLE IV Participation in Plan
ARTICLE V Granting of Options
ARTICLE VI Term of Options
ARTICLE VII Exercise Of Options
ARTICLE VIII Administration and Authorization
ARTICLE IX Amendment and Termination of Plan
ARTICLE X Miscellaneous Provisions
ARTICLE I Description; Purposes; Effect on Other Plans
ARTICLE II Definitions
ARTICLE III Shareholder Approval; Unexercised Options; Reservations of Shares
ARTICLE IV Participation in Plan
ARTICLE V Granting of Options
ARTICLE VI Term of Options
ARTICLE VII Exercise Of Options
ARTICLE VIII Administration and Authorization
ARTICLE IX Amendment and Termination of Plan
ARTICLE X Miscellaneous Provisions